                                 LEASE AGREEMENT

                                     BETWEEN

                        Prentiss Properties Natomas, L.P.
                         a Delaware limited partnership

                                   (Landlord)

                                       AND


                            EarthLink Network, Inc.,


                             a Delaware corporation


                                    (Tenant)


                            Natomas Corporate Center
                             Sacramento, California


                         Dated: as of September 1, l999

                                TABLE OF CONTENTS


                                                                           PAGE
ARTICLE 1    BASIC LEASE INFORMATION AND CERTAIN DEFINITIONS.................1

ARTICLE 2    PREMISES AND QUIET ENJOYMENT....................................4

ARTICLE 3    TERM; COMMENCEMENT DATE; DELIVERY AND ACCEPTANCE OF PREMISES....5

ARTICLE 4    RENT............................................................7

ARTICLE 5    OPERATING COSTS.................................................7

ARTICLE 6    PARKING........................................................15

ARTICLE 7    SERVICES OF LANDLORD...........................................16

ARTICLE 8    ASSIGNMENT AND SUBLETTING......................................21

ARTICLE 9    REPAIRS........................................................26

ARTICLE 10   ALTERATIONS....................................................27

ARTICLE 11   LIENS..........................................................29

ARTICLE 12   USE AND COMPLIANCE WITH LAWS...................................29

ARTICLE 13   DEFAULT AND REMEDIES...........................................31

ARTICLE 14   INSURANCE......................................................34

ARTICLE 15   DAMAGE BY FIRE OR OTHER CAUSE..................................36

ARTICLE 16   CONDEMNATION...................................................38

ARTICLE 17   INDEMNIFICATION................................................39

ARTICLE 18   SUBORDINATION AND ESTOPPEL CERTIFICATES........................41

ARTICLE 19   SURRENDER OF THE PREMISES......................................43

ARTICLE 20   LANDLORD'S RIGHT TO INSPECT....................................43

ARTICLE 21   PERSONAL PROPERTY..............................................44

ARTICLE 22   FIRST OPTION TO EXTEND.........................................44

ARTICLE 23   SECOND OPTION TO EXTEND........................................46

ARTICLE 24   RIGHT OF FIRST OFFER...........................................47

ARTICLE 25   OPTION TO CONTRACT PREMISES....................................49

ARTICLE 26   OPTION TO TERMINATE LEASE......................................50

ARTICLE 27   SIGNAGE, BUILDING NAME, AND USE OF NAME OF THE BUILDING........51

ARTICLE 28   BROKERAGE......................................................52


ARTICLE 29   OBSERVANCE OF RULES AND REGULATIONS............................52

ARTICLE 30   ROOF TOP COMMUNICATIONS EQUIPMENT..............................53

ARTICLE 31   NOTICES........................................................53

ARTICLE 32   MISCELLANEOUS..................................................54

ARTICLE 33   OTHER DEFINITIONS..............................................58

                               EXHIBITS AND RIDERS


         The following Exhibits and Riders are attached hereto and by this reference made a part of this Lease:

EXHIBIT A         -      FLOOR PLAN OF THE PREMISES

EXHIBIT B         -      PARKING  FACILITY

EXHIBIT C         -      WORK LETTER

EXHIBIT D         -      FORM OF COMMENCEMENT NOTICE

EXHIBIT E         -      SERVICES

                         E-1--JANITORIAL SPECIFICATIONS

                         E-2--SECURITY GUIDELINES

                         E-3--UTILITY ALLOCATION FORMULA

EXHIBIT F         -      SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

EXHIBIT G         -      ACQUIRED PROPERTY

EXHIBIT H         -      RULES AND REGULATIONS

                                 LEASE AGREEMENT


         THIS LEASE AGREEMENT ("this Lease") is made and entered into by and between PRENTISS PROPERTIES NATOMAS, L.P., a Delaware limited partnership ("Landlord") and EARTHLINK NETWORK, INC., a Delaware corporation ("Tenant"), upon all the terms set forth in this Lease and in all Exhibits and Riders hereto, to each and all of which terms Landlord and Tenant hereby mutually agree as follows:

                                    ARTICLE 1

                 BASIC LEASE INFORMATION AND CERTAIN DEFINITIONS

         Section 1.1 Each reference in this Lease to information and definitions contained in the Basic Lease Information and Certain Definitions and each use of the terms capitalized and defined in this Section 1.1 shall be deemed to refer to, and shall have the respective meaning set forth in, this Section 1.1.

A.       Premises:                        An aggregate of 95,305 rentable square
                                          feet of space located in 2495 Natomas
                                          Park Drive, as said space is
                                          identified by diagonal lines or shaded
                                          area on the floor plans attached
                                          hereto as Exhibit A and located as
                                          follows:

                                          First Floor North--7,269
                                          rentable square feet
                                          First Floor South--9,387 rentable
                                          square feet
                                          Second Floor--24,411 rentable
                                          square feet
                                          Third Floor--27,119 rentable
                                          square feet
                                          Fourth Floor 27,119 rentable square
                                          feet.

                                          Any additional space leased by Tenant
                                          from time to time during the Term
                                          shall also constitute a portion of the
                                          Premises.

B.       Building:                        The buildings located at 2495 Natomas
                                          Park Drive and 2485 Natomas Park
                                          Drive, Sacramento, California

C.       Land:                            The land on which the Building and its
                                          respective Parking Facility and
                                          exterior Common Areas are located:

D.       Parking Facility:                The surface parking lots adjacent to
                                          the Building which are more
                                          particularly described in Exhibit B
                                          which is attached hereto.

E.       Project:                         The Natomas Corporate Center,
                                          consisting of the following
                                          buildings: 1740, 1750 and 1760
                                          Creekside Oaks Drive and 2525, 2485
                                          and 2495 Natomas Park

                                          Drive together with the land upon
                                          which each is situated and all
                                          improvements thereon, and their
                                          respective parking facilities, and
                                          all Common Areas serving or
                                          associated therewith, as the same
                                          may be further improved or expanded.

F.       Commencement Date                September 1, l999
         (estimated):

G.       Expiration Date (estimated):     August 31, 2009

H.       Term:                            Ten (10)  years, beginning on the
                                          Commencement Date and ending at
                                          11:59 p.m. on the Expiration Date,
                                          unless this Lease is sooner
                                          terminated or extended as provided
                                          herein.

I.       Rentable Area of the Premises:   95,305 square feet.

J.       Rentable Area of the Building:   149,281 square feet

K.       Tenant's Share:                  63.84%, representing a fraction,
                                          the numerator of which is the
                                          rentable area of the Premises
                                          and the denominator of which is the
                                          rentable area of the Building,
                                          subject to future adjustment
                                          pursuant to the provisions of
                                          Section 5.4 hereof.

L.       Rent:                            The Base Rent and the Additional Rent.

M.       Base Rent:                                 Rent per     Monthly
                                          Months   sq.ft/year   Base Rent

                                          1-20       $18.60    $147,722.75

                                          21-40      $21.60    $171,549.00

                                          41-60      $22.20    $176,314.25

                                          61-80      $22.80    $181,079.50

                                          81-100     $23.40    $185,844.75

                                          101-120    $24.00    $190,610.00

N.       Additional Rent:                 The Additional Rent shall be all other
                                          sums due and payable by Tenant under
                                          the Lease, including, but not limited
                                          to, Tenant's Share of Operating Costs.

O.       Base Year Operating Costs:       The actual grossed up Operating Costs
                                          for the calendar year 2000.

P.       Parking Spaces:                  Subject to Article 7, not to
                                          exceed 5 parking spaces for
                                          each 1,000 square feet of Rentable
                                          Area of the Premises. The parking
                                          spaces shall be available to Tenant
                                          on a non-reserved basis.

Q.       Tenant's Permitted Uses:         Tenant may use the Premises for
                                          general office use, and legally
                                          permitted ancillary uses, including
                                          call center and data center
                                          operations.

R.       Security Deposit:                None

S.       Broker:                          Landlord: Prentiss Properties, LTD.
                                          Tenant: Cushman Realty Corporation

                                          The term Broker means, collectively,
                                          Landlord's Broker and Tenant's Broker

T.       Landlord's Address for Notice:   Prentiss Properties Acquisition
                                             Partners, L.P.
                                          c/o Prentiss Properties, Ltd.
                                          One Kaiser Plaza Suite 301
                                          Oakland, CA 94612
                                          Attention: Vice President or
                                                     Regional Director

                                          With a copy to:

                                          Prentiss Properties Ltd., Inc.
                                          2485 Natomas Park Drive, Suite 350
                                          Sacramento, CA 95833
                                          Attention:  Property Manager

U.       Landlord's Address for Payment:  Prentiss Properties Natomas, L.P.
                                          135 S. LaSalle Street, Dept. 4512
                                          Chicago, IL 60674-4512

V.       Tenant's Address for Notice:     EarthLink Network Inc.
                                          3100 New York Drive
                                          Pasadena, California 91107
                                          Attn: Hans Eisenman
                                          Corporate Real Estate Department

                                          With a copy to:

                                          Hunton & Williams
                                          600 Peachtree Street
                                          Suite 4100
                                          Atlanta, Georgia 30308
                                          Attention: Scott M. Hobby, Esq.

                                    ARTICLE 2

                          PREMISES AND QUIET ENJOYMENT

         Section 2.1 Landlord hereby leases the Premises to Tenant, and Tenant hereby rents and hires the Premises from Landlord, for the Term. During the Term, Tenant shall have the right to use, in common with others and in accordance with the Rules and Regulations, the Common Areas. Notwithstanding the foregoing, this Lease shall be null and void and of no further force and effect if a termination agreement with Cable and Wireless with respect to the Premises is not executed by Cable and Wireless within seven (7) days after the execution of this Lease by Landlord and Tenant.

         Section 2.2 For so long as (i) Tenant has not assigned this Lease, sublet more than one floor, or exercised the Contraction Option (as hereinafter defined in Article 25) or (ii) there is no uncured Event of Default with respect to Tenant or event that with the giving of notice or the passage of time would constitute an Event of Default, Landlord shall not enter into a lease with a new tenant in 2525, 2485 or 2495 Natomas Park Drive ("Restricted Buildings") whose primary use of the premises will be to operate a Call Center (as hereinafter defined) and such leases shall prohibit such use as a Call Center. Although Landlord will use good faith efforts not to approve an assignment or subletting of other tenants in the Project if such subtenant or assignee's proposed use of its premises is to operate a Call Center ("Call Center Subletting"), Landlord shall not be required to institute or defend itself in any legal proceedings arising out of a proposed assignment or subletting. Provided that Landlord has used good faith efforts not to approve a Call Center Subletting, nothing herein contained is intended to limit Landlord's right to approve subtenants and assignees of other tenants in the Restricted Buildings even if such subtenant or assignees use of its premises is to operate a Call Center. or to restrict Landlord's rights with respect to existing tenants of the Project. For the purposes of this Section, Call Center shall mean any center containing a telephone facility support center providing external customer support which phone center operates as either a computer support center, software support center, customer support center, marketing support center or account maintenance support center for external customers of the tenant and which shall specifically exclude any centers providing any internal support system(s) which primarily support a tenant's own businesses. Subject to interruption of use as a result of a casualty or condemnation, the restrictions on use by other Tenants set forth in this Section 2.2 shall terminate automatically if Tenant ceases to operate a Call Center in at least thirty percent (30%) of the rentable square feet then constituting the Premises for a period in excess of eight (8) months.

         Section 2.3 Subject to Article 18 and to existing covenants, conditions and restrictions affecting the Project, provided that Tenant fully and timely performs all the terms of this Lease on Tenant's part to be performed, including payment by Tenant of all Rent, Tenant shall have, hold and enjoy the Premises during the Term without hindrance or disturbance from or by Landlord.

                                    ARTICLE 3

                            TERM; COMMENCEMENT DATE;
                       DELIVERY AND ACCEPTANCE OF PREMISES

         Section 3.1 The Commencement Date shall be September 1, 1999. Upon execution of a termination agreement with the existing tenant, Landlord shall deliver the Premises to Tenant for the construction of the tenant improvement work in accordance with the terms of the Work Letter which is attached to this Lease as Exhibit C. The term of this Lease ("Term") shall commence on the Commencement Date and shall survive, unless sooner terminated pursuant to the provisions of this Lease, for the time period specified in Section 1.1H. Notwithstanding the foregoing, Tenant acknowledges that the existing Tenant will remain in occupancy in a portion of the Premises consisting of approximately 3,000 rentable square feet ("Occupied Premises") which space shall be delivered to Tenant immediately upon its vacation by Tenant. Notwithstanding such occupancy by the existing tenant, Tenant agrees to pay Base Rent on the Occupied Premises commencing on the Commencement Date. Landlord and Tenant shall execute the Commencement Date Notice in the form of Exhibit D attached hereto to confirm the Commencement Date and Expiration Date.

         Section 3.2 Landlord shall provide Tenant with the Tenant Improvement Allowance described in the Work Letter which shall be used in connection with the construction of the initial tenant improvements in the Premises. Provided that there is no Event of Default with respect to Tenant or event with the passage of time or the giving of notice would constitute an Event of Default, in addition to the Tenant Improvement Allowance, Landlord shall provide Tenant with an allowance equal to $3.00 per rentable square feet of the Premises on a date chosen by Tenant which date shall be between the first day of the sixty-first month of the Term and the last day of the sixty-sixth month of the Term (the "Refurbishment Allowance"). Tenant shall provide Landlord notice of its election to use the Refurbishment Allowance no later than the last day of the sixtieth
(60th) month of the Term. The Refurbishment Allowance shall be disbursed in accordance with the procedure for the disbursement of the Tenant Improvement Allowance which is set forth in the Work Letter and for the design and construction expenses and costs described in the Work Letter. Tenant shall perform the refurbishment in accordance with the construction processes and procedures set forth in the Work Letter. Notwithstanding anything herein contained to the contrary, the Refurbishment Allowance must be utilized for the refurbishment of the Premises and for no other purposes. Notwithstanding anything herein to the contrary, in no event may Tenant utilize the Refurbishment Allowance (i) after the last day of the sixty-sixth month of the Term or (ii) if Tenant exercises the Termination Option set forth in Article 26.

         Section 3.3 The rentable area of the Premises and the Building are as stated in Sections 1.1 I and J, respectively. By execution of this Lease, Landlord and Tenant have agreed on the rentable area of the Premises and the Building for all purposes of this Lease. By written instrument substantially in the form of Exhibit D attached hereto, Landlord shall notify Tenant of the Commencement Date, and all other matters stated therein. If within ten (10) days following delivery of such Commencement Notice, Tenant fails to execute and deliver the Commencement Date Notice to Landlord or to notify Landlord of the reasons why it is not executing the Commencement Date Notice, such failure may be deemed by Landlord to be an Event of Default hereunder. The foregoing notwithstanding, Landlord's failure to deliver any Commencement Notice to Tenant shall not affect Landlord's right to determine the Commencement Date in accordance with the provisions of this Lease. Any additional space which Tenant shall occupy in the Project in accordance with Article 24 of this Lease shall be measured substantially in accordance with BOMA standards set forth in ANSI Z65.1-1996 and Landlord and Tenant shall agree on such measurement prior to the execution of an amendment incorporating such additional space into the Premises.

         Section 3.4 Tenant may not enter or occupy the Premises prior to the Commencement Date without Landlord's express written consent and any entry by Tenant shall be subject to all of the terms of this Lease; provided however, that no such early entry shall change the Expiration Date.

         Section 3.5 Occupancy of the Premises or any portion thereof by Tenant or anyone claiming through or under Tenant for the conduct of Tenant's, or such other person's business therein shall be conclusive evidence that Tenant and all parties claiming through or under Tenant (a) have accepted the Premises or such portion as suitable for the purposes for which the Premises are leased hereunder, (b) have accepted the Common Areas as being in a good and satisfactory condition and (c) have waived any defects in the Premises and the Project except only (i) for a period of twelve (12) months, latent defects in the Premises (excluding latent defects in the Building structure or the Building systems servicing the Premises) which are not otherwise knowable from an inspection of the Premises conducted by persons knowledgeable in such areas and
(ii) latent defects in the Project (including the structure of the Building or the Building systems) which are not otherwise knowable from an inspection of the Project conducted by persons knowledgeable in such areas. Landlord shall have no liability to Tenant or any of Tenant's agents, employees, licensees, servants or invitees for any injury or damage to any person or property due to the condition or design of, or any defect in, the Premises or the Building, including any electrical, plumbing or mechanical systems and equipment of the Premises or the Project; and Tenant, for itself and its agents, employees, licensees, servants and invitees, expressly assumes all risks of injury or damage to person or property, either proximate or remote, resulting from the condition of the Premises or the Project; provided however, the foregoing shall not be applicable to the extent such injury or damage is the result of the willful misconduct, gross negligence, active negligence, or negligence, excluding, however, negligent acts or omissions for which Landlord has no knowledge or is deemed to have had imputed knowledge of Landlord, its agents, employees or contractors.

                                    ARTICLE 4

                                      RENT

         Section 4.1 Tenant shall pay to Landlord, without notice, demand, offset or deduction, in lawful money of the United States of America, at Landlord's Address for Payment, or at such other place as Landlord shall designate in writing from time to time: (a) the Base Rent in equal monthly installments, in advance, on the first day of each calendar month during the Term, and (b) the Additional Rent, at the respective times required hereunder. The first monthly installment of Base Rent and the Additional Rent payable under
Article 5 hereof shall be paid in advance on the date of Tenant's execution of this Lease and applied to the first installments of Base Rent and such Additional Rent coming due under this Lease. Payment of Rent shall begin on the Commencement Date; provided, however, that, if either the Commencement Date or the

Expiration Date falls on a date other than the first day of a calendar month, the Rent due for such fractional month shall be prorated on a per diem basis between Landlord and Tenant so as to charge Tenant only for the portion of such fractional month falling within the Term.

         Section 4.2 All installments of Rent not paid as of the date due shall be subject to a late charge of five percent (5%) of the amount of the late payment and shall further bear interest until paid at a rate per annum (the "Interest Rate") equal to the greater of fifteen percent (15%) or four percent (4%) above the prime rate of interest from time to time publicly announced by Bank of America, a national banking association, or any successor thereof; provided, however, that, if at the time such interest is sought to be imposed the rate of interest exceeds the maximum rate permitted under federal law or under the laws of the State of California, the rate of interest on such past due installments of Rent shall be the maximum rate of interest then permitted by applicable law.

                                    ARTICLE 5

                                 OPERATING COSTS

         Section 5.1 Tenant shall pay to Landlord, as Additional Rent, for each year or fractional year during the Term, an amount ("Tenant's Operating Costs Payment") of money equal to Tenant's Share of Operating Costs, for such year in excess of Tenant's Share of Base Year Operating Costs, such amount to be calculated and paid as follows:

         A. Beginning on January 1st of the year following the year in which the Commencement Date occurs, and on the first day of January of each year during the Term thereafter, or as soon thereafter as is practicable, Landlord shall furnish Tenant with a statement ("Landlord's Operating Costs Estimate") setting forth Landlord's estimate of grossed up Operating Costs for the forthcoming year and Tenant's Operating Costs Payment for such year. On the first day of each calendar month during such year, Tenant shall pay to Landlord one-twelfth (1/12th) of Tenant's Operating Costs Payment as estimated on Landlord's Operating Costs Estimate. If for any reason Landlord has not provided Tenant with Landlord's Operating Costs Estimate on or before the first day of January of any year during the Term, then (a) until the first day of the calendar month following the month in which Tenant is given Landlord's Operating Costs Estimate, Tenant shall continue to pay to Landlord on the first day of each calendar month the sum, if any, payable by Tenant under this Section 5.1 for the month of December of the preceding year, and (b) promptly after Landlords' Operating Costs Estimate is furnished to Tenant, Landlord shall give notice to Tenant stating whether the installments of Tenant's Operating Costs Payments previously made for such year were greater or less than the installments of Tenant's Operating Costs Payments to be made for such year, and (i) if there shall be a deficiency, Tenant shall pay the amount thereof to Landlord within ten (10) days after the delivery of Landlord's Operating Costs Estimate, or (ii) if there shall have been an overpayment, Landlord shall apply such overpayment as a credit against the next accruing monthly installment(s) of Tenant's Operating Costs Payment due from Tenant until fully credited to Tenant, and
(iii) on the first day of the calendar month following the month in which Landlord's Operating Costs Estimate is given to Tenant and on the first day of each calendar month throughout the remainder of such year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of Tenant's Operating Costs Payment.

         B. On or about the first day of March of each year during the Term (beginning on the first day of March of the second year following the year in which the Commencement Date occurs), or as soon thereafter as is reasonably practicable, Landlord shall furnish Tenant with a statement certified by the property manager of the Project of the actual grossed up Operating Costs for the preceding year, reconciling the actual amounts paid pursuant to Landlord's Operating Costs Estimate and the actual amounts payable hereunder. The statement shall be prepared in accordance with general accounting principles and will provide comparison of categories of Operating Costs. Tenant may request Landlord to provide additional information with respect to Operating Costs line items. Within thirty (30) days after Landlord's giving of such statement, Tenant shall make a lump sum payment to Landlord in the amount, if any, by which Tenants' Operating Costs Payment for such preceding year as shown on such Landlord's statement, exceeds the aggregate of the monthly installments of Tenant's Operating Costs Payments paid during such preceding year. If Tenant's Operating Costs Payment, as shown on such Landlord's statement, is less than the aggregate of the monthly installments of Tenant's Operating Costs Payment actually paid by Tenant during such preceding year, then Landlord shall apply such amount to the next accruing monthly installment of Base Rent due from Tenant then unpaid; provided, however that if such amount is more than one month's installment of Base Rent and further provided that there is not then an Event of Default with respect to Tenant, then and in such event, Landlord shall promptly refund the balance of such amount to Tenant. Notwithstanding any provision of this Lease to the contrary, Landlord's failure to deliver or delay in delivering a statement of actual Operating Costs with respect to any calendar year shall in no event be construed as Landlord's waiver of the right to so deliver such statement or collect Tenant's Operating Costs as described herein.

         C. If the Term ends on a date other than the last day of December, the actual Operating Costs for the year in which the Expiration Date occurs, shall be prorated so that Tenant shall pay that portion of Tenant's Operating Costs Payment for such year represented by a fraction, the numerator of which shall be the number of days during such fractional year falling within the Term, and the denominator of which is 365 (or 366, in the case of a leap year). The provisions of this Section 5.1 shall survive the Expiration Date or any sooner termination provided for in this Lease.

         Section 5.2 For purposes of this Lease, the term "Operating Costs" shall mean any and all expenses, costs and disbursements of every kind which Landlord pays, incurs or becomes obligated to pay in connection with the operation, management, repair and maintenance of the Building, as well as an equitable allocation of the costs and expenses which Landlord pays, incurs or becomes obligated to pay with respect to the ownership, operation and maintenance of the Land, the Project's Parking Facilities, landscaping, and exterior Common Areas which serve the Project as a whole as well as any costs incurred or required to be paid by Landlord for the maintenance or preservation of the Bannon Slough Preserve ("Allocable Project Expenses"). In no event shall Operating Costs include costs which are not allocated to the maintenance and operation of the Building, the Land and the Common Area of the Project. All Operating Costs shall be determined according to principles which shall be consistently applied. If there is a category of Operating Costs in the Base Year which is not applicable to a subsequent year or years of the Term, ("Excluded Category"), Landlord shall reasonably reduce Base Year Operating Costs to reflect the Excluded Category of Operating Costs. Similarly, if there is a category of Operating Costs in a subsequent year or years of the Term after the Base

Year but which was not included in Base Year Operating Costs ("Included Category"), Landlord shall reasonably adjust Base Year Operating Costs to include the Included Category. Operating Costs shall include but not be limited to the following:

         (a) Wages, salaries, benefits and fees (including a reasonably allocated portion of reasonable education and education related travel and professional fees based on the percentage of such person's time engaged on activities affecting the Allocable Project Expenses) of all personnel or entities engaged in the operation, repair, maintenance, management, or safekeeping of the Project, reasonably allocated to the Building based on the percentage of such person's time engaged on Project activities, including taxes, insurance, and benefits relating thereto and the costs of all supplies and materials (including work clothes and uniforms) used in the operation, repair, maintenance and security;

         (b) Cost of performance by Landlord's personnel of, or of all service agreements for, maintenance, janitorial services, access control, alarm service, window cleaning, elevator maintenance and landscaping (such cost shall include the rental of personal property used by Landlord's personnel in the maintenance and repair);

         (c) Cost of utilities, including water, sewer, power, electricity, gas, fuel, lighting and all air-conditioning, heating and ventilating costs;

         (d) Cost of all insurance, including casualty and liability insurance, fixtures and personal property used in connection therewith, business interruption or rent insurance against such perils as are commonly insured against by prudent landlords, such other insurance as may be required by any lessor or mortgagee of Landlord, and such other insurance which Landlord considers reasonably necessary in the operation of the Project, together with all appraisal and consultants' fees in connection with such insurance and any deductible portion of any insured loss;

         (e) All Taxes. For purposes hereof, the term "Taxes" shall mean, all taxes, assessments, and other governmental charges, applicable to or assessed against the Land on which the Building is located or any portion thereof, the Building or applicable to or assessed against Landlord's personal property used in connection therewith, whether federal, state, county, or municipal and whether assessed by taxing districts or authorities presently taxing such Land or the operation thereof or by other taxing authorities subsequently created, or otherwise, and any other taxes and assessments attributable to or assessed against all or any part of the Land or the Building or its operation or assessed as a result of any governmental required upgrades to or changes in the Land, Building, or any other improvements located on the Land; including any reasonable expenses, including fees and disbursements of attorneys, tax consultants, arbitrators, appraisers, experts and other witnesses, incurred by Landlord in contesting any taxes or the assessed valuation of all or any part of the Land or Building. If at any time during the Term there shall be levied, assessed, or imposed on Landlord or all or any part of the Project constituting Allocable Project Expenses by any governmental entity any general or special ad valorem or other charge or tax directly upon rents received under leases, or if any fee, tax, assessment, or other charge is imposed which is measured by or based, in whole or in part, upon such rents, or if any charge or tax is made based directly or indirectly upon the transactions represented by leases or the occupancy or use of any portion of the Project constituting Allocable Project Expenses, such taxes, fees, assessments or other charges shall be deemed to be Taxes;

provided, however, that any (1) franchise, corporation, income or net profits tax, unless substituted for real estate taxes or imposed as additional charges in connection with the ownership of any portion of the Project constituting Allocable Project Expenses, which may be assessed against Landlord or the Project or both, (2) transfer taxes assessed against Landlord or any portion of the Project constituting Allocable Project Expenses or both, (3) penalties or interest on any late payments of Landlord and, (4) personal property taxes of Tenant or other tenants in any portion of the Project constituting Allocable Project Expenses shall be excluded from Taxes. Notwithstanding the foregoing, if a "Change of Ownership" (as such term is defined in Section 60 ET SEQ. of the California Revenue and Taxation Code) occurs, on one or more occasions, (i) from the Commencement Date through May 31, 2001, fifty percent (50%) of the amount of any increase in Taxes which result from a Change of Ownership shall be excluded from the computation of Taxes ("Excluded Taxes") and (ii) from June 1, 2001 through the last day of the sixtieth (60) month of the Term, one hundred percent (100%) of the amount of any increase in Taxes which result from a Change of Ownership shall be Excluded Taxes. Commencing on the beginning of the first day of the sixty-first (61st) month of the Term, Tenant shall pay Tenant's Proportion of all Taxes including, without limitation, Excluded Taxes;

         (f) Accounting costs and reasonable legal fees actually incurred by Landlord or paid by Landlord to third parties (exclusive of legal fees with respect to disputes with individual tenants, negotiations of tenant leases, or with respect to contesting the ownership of the Project rather than related to the operation of the Project, none of which shall be included as an Operating
Cost), appraisal fees, consulting fees, all other professional fees and disbursements and all association dues;

         (g) Cost of repairs and general maintenance for any portion of the Project constituting Allocable Project Expenses (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant, other tenants of the Project or other third parties);

         (h) The cost of improvements or equipment which are capital in nature and which (1) are for the purpose of reducing Operating Costs for the Project, or (2) enhance the Project for the general benefit of tenants or occupants thereof, or (3) are required by any governmental authority, or (4) replace any Building equipment. All such costs, including interest thereon shall be amortized on a straight-line basis over the useful life of the capital investment items, as reasonably determined by Landlord;

         (i) the Project management office rent or rental value;

         (j) a management fee (whether or not Landlord engages a manager for the Project or manages the Project with Landlord's personnel) and all items reimbursable to the Project manager, if any, pursuant to any management contract for the Project; provided that such fee shall not exceed three (3%) of gross revenues per annum. In addition to such fee Landlord shall be entitled to reimbursement for expenditures for comparable management functions performed by comparable third parties taking into account the level and quality of management activities;

         (k) amounts payable to any associations created under any Conditions, Covenants and Restriction governing the Building or the Land, as amended from time to time.

         B.   "Operating Costs" shall not include:

                  (i) specific costs for any capital repairs, replacements or improvements, except as provided above;

                  (ii) expenses for which Landlord is reimbursed or indemnified (either by an insurer, condemnor, tenant, warrantor or otherwise) to the extent of funds received by Landlord;

                  (iii) expenses incurred in leasing or procuring tenants (including lease commissions, attorney fees, advertising expenses and expenses of renovating space for tenants);

                  (iv) notwithstanding Section 5.2(A)(h) above, payments for rented equipment, the cost of which would constitute a capital expenditure not permitted pursuant to the foregoing if the equipment were purchased;

                  (v) interest or amortization payments on any mortgages; net basic rents under ground leases;

                  (vi) costs specially billed to and paid by specific tenants and costs, fines or penalties incurred by Landlord in connection with a default under leases with other tenants;

                  (vii) costs incurred by Landlord with respect to goods and services (including utilities sold and supplied to tenants and occupants of the Building) to the extent that Landlord is entitled to reimbursement for such costs other than through the operating expense pass-through provisions of such tenant's leases;

                  (viii) costs incurred by Landlord for the repair of damage to the Building and/or the Project to the extent that Landlord is reimbursed by insurance or condemnation proceeds or by tenants, warrantors or other third parties;

                  (ix) expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged directly but which are provided to another tenant or occupant of the Building;

                  (x) cost of services to the extent Tenant or any other tenant in the Building reimburses Landlord (other than through operating expense pass-through provisions) and the portion of the costs of any services which would have been allocable to other tenants as Operating Costs but which Landlord does not allocate to such other tenants;

                  (xi) excess costs, fines or penalties incurred because Landlord is determined (pursuant to final judicial determination or an agreed settlement) in any litigation between Landlord and the tenant in question to be in default of the terms of any lease in the Project; provided, that the phrase "excess costs," as used above, shall mean the excess costs resulting solely and directly from such violation and shall exclude the ordinary costs which would have been incurred in performing the terms of such lease absent such violation on the part of Landlord;

                  (xii) any cost representing an amount paid to any person, firm, corporation or other entity related to or affiliated with Landlord, to the extent such amount exceeds the amount which would have reasonably been paid in the absence of such relationship for comparable work or services involving the Building or comparable buildings in the general vicinity of the Building;

                  (xiii) costs incurred in bringing the Building into compliance with any code, regulation or law in existence and as enforced as of the Commencement Date;

                  (xiv) any and all costs incurred by Landlord in connection with the transfer or disposition of Landlord's interest in the Building;

                  (xv) any and all costs incurred by Landlord in the operation of any health club or any luncheon or other restaurant, club or commercial facility;

                  (xvi) expenses attributable to the development of new buildings in the Project.

         C. Notwithstanding the foregoing, in no event shall Tenant' Share of the increase in Controllable Operating Costs (as hereinafter defined) over the Controllable Operating Costs of the previous year increase by more than five percent (5%) per annum on a non-cumulative basis. Controllable Operating Costs shall mean those operating costs which are in the direct control of landlord and are subject to contractual negotiation. By way of example and not by way of limitation, increases in wages and salaries for employees, increases in utility expenses, increases in Taxes, increases in insurance premiums and increases in the performance of repairs and maintenance activities shall not be deemed Controllable Operating Costs; however increases in the costs of service agreements or vendor agreements which under existing market conditions are reasonably subject to contractual negotiation by landlords in class A suburban projects in South Natomas ("Comparison Projects") shall be deemed to be Controllable Operating Expenses. Controllable Operating Costs pertain to the costs of the services provided for the operation and management of the Project, not to the efficiency of the operation and management of the Project or the necessity for expenditures made for the operation and management of the Project.

         Section 5.3 If the rentable area of the Building is less than fully occupied during any full or fractional year of the Term (including the Base
Year), the actual Operating Costs shall be adjusted for such year to an amount which Landlord estimates would have been incurred in Landlord's reasonable judgment had the Building been one hundred percent (100%) occupied. In addition, if any particular work or service otherwise included in Operating Costs is not furnished to a tenant or occupant of the Building who is undertaking to perform such work or service itself, Operating Costs shall be deemed to be increased by an amount equal to the additional Operating Costs which would have been incurred if Landlord had furnished such work to such tenant or occupant.

         Section 5.4 If during the Term any change occurs in either the number of square feet of the rentable area of the Premises by virtue of the addition of additional space to the Premises or the reduction in the size of the Premises or of the rentable area of the Building (for example, as a result of a partial condemnation) by virtue of a similar addition or reduction, Tenant's Share of Operating Costs shall be adjusted, effective as of the date of any such change. Landlord shall promptly notify Tenant in writing of such change and the reason therefor. Any changes made pursuant to this Section 5.4 shall not alter the computation of Operating Costs as provided in this Article 5, but, on and after the date of any such change, Tenant's Operating Costs Payment pursuant to Section 5.1A shall be computed upon Tenant's Share thereof, as adjusted. If such estimated payments of Tenant's Share are so adjusted during a year, a reconciliation payment for Tenant's Share of Operating Costs pursuant to this Article 5 for the calendar year in which such change occurs shall be computed pursuant to the method set forth in Section 5.1C, such computation to take into account the daily weighted average of Tenant's Share of Operating Costs during such year.

         Section 5.5 Notwithstanding the foregoing provisions of this Article 5, and, provided that Tenant is not in default under the Lease and that no event which, with notice, the passage of time, or both, would constitute a default on the part of Tenant hereunder exists as of the date of Tenant's exercise of its audit rights below, Tenant shall have the following audit rights ("Audit Procedure").

         A. Within ninety (90) days after receipt of a final statement setting forth Operating Expenses and Property Taxes for a calendar year ("Audit Period"), Tenant shall be entitled, upon five (5) days prior written notice to Landlord and during normal business hours at Landlord's office, or such other place as Landlord shall designate, to cause a current employee of Tenant, a recognized regional or national accounting firm ("CPA") (but not a tenant of the Project) or such other person designated by Tenant and reasonably acceptable to Landlord to copy or cause to be copied (at Tenant's expense), inspect, examine and audit those books and records of Landlord relating to the determination of Operating Expenses and Property Taxes for the calendar year for which such statement was prepared. In connection therewith, Tenant acknowledges that it shall be reasonable for Landlord to object to the proposed use by Tenant of any competitors engaged in the development and ownership of real estate, or persons engaged in the business of auditing building owners' books and records on a contingent fee basis.

         B. If, after inspection and examination of such books and records during the Audit Period, Tenant disputes the amount of Operating Expenses or Property Taxes charged by Landlord, Tenant shall have twenty (20) days following the date of completion of Tenant's audit ("Request Period") to request an independent audit of such books and records, such request to be made by written notice to Landlord, which notice shall specify with particularity all disputed items and shall contain a true, correct and complete copy of any report or summary prepared by Tenant's initial auditor. The independent audit of the books and records shall be conducted by a CPA acceptable to both Landlord and Tenant. If, within ten (10) days after Landlord's receipt of Tenant's notice requesting an audit, Landlord and Tenant are unable to agree on the CPA to conduct such audit, then Landlord shall designate a nationally recognized accounting firm (other than Landlord's then current accounting firm) to conduct such audit. The audit shall be limited to the determination of the proper amount of Operating Expenses and Property Taxes payable by Tenant for the subject calendar years specified by Tenant as disputed items based upon Tenant's initial audit.

         C. If the audit discloses that the amount of such disputed Operating Expenses and/or Property Taxes billed to Tenant was incorrect, the appropriate party shall, within thirty (30) days following the date of such determination, pay to the other party the deficiency or overpayment, as applicable. All costs and expenses of any audit shall be paid by Tenant unless the audit shows that Landlord overstated Operating Expenses and Property Taxes for the subject calendar year by more than five percent (5%), in which case Landlord shall pay all costs and expenses of the audit. In the event and only in the event that the audit discloses that the Landlord overstated Operating Expenses for the subject year by more than five percent (5%), Tenant may audit the Operating Expenses for the two year period immediately preceding the year which was audited.

         D. Tenant shall keep any information gained from any such audit (including Tenant's initial review of Landlord's books and records) confidential and shall not disclose, and shall use its best efforts not to allow the disclosure of, any such information to any other party except for parties employed by Tenant or where Tenant is legally required to do so (or in the case of litigation or where such disclosure occurs as part of litigation between Landlord and Tenant), and shall indemnify, defend, protect and hold Landlord harmless from and against any and all loss, cost, damage or liability incurred by Landlord arising out of Tenant's (or Tenant's accountants', consultants' or employees') failure to maintain such confidentiality. Additionally, Tenant acknowledges that Tenant's agreement to keep the results of any such audit confidential as described herein is a material inducement to Landlord's agreement to provide Tenant with the audit rights provided herein, and Tenant expressly acknowledges that in the event of any breach by Tenant of its confidentiality obligations set forth above may, at Landlord's option, be deemed an incurable default by Tenant under this Lease, and Landlord in such event shall have all remedies described in Article 13 below with respect to such default.

         E. The exercise by Tenant of any audit rights hereunder shall not relieve Tenant of its obligation to pay, prior to the request for an inspection and examination of Landlord's books and records or any audit, all sums due hereunder, including, without limitation, any disputed Operating Expenses and/or Property Taxes. Subject to the provisions set forth in this Article 5.5, if Tenant does not elect to exercise its rights to audit during the Audit Period, or does not elect to cause an independent audit of the books and records during the Request Period, then Landlord's annual statement of Operating Expenses and Property Taxes shall conclusively be deemed to be correct, and Tenant shall be bound by Landlord's determination.

                                    ARTICLE 6

                                     PARKING

         Section 6.1 Landlord hereby grants to Tenant a license to use, on a non-exclusive basis, in common with other tenants and with the public, up to the number of spaces within the Parking Facility that is set forth in the Basic Lease Information. The location of the parking for the Premises is more particularly described in Exhibit B. The parking allocation with respect to the initial Premises shall be 5 spaces per thousand square feet of rentable area. The parking allocation with respect to other space incorporated into the Premises shall be 4 spaces per thousand square feet of rentable area. Notwithstanding the foregoing, Tenant shall have the right to a parking ratio of up to 6 spaces per thousand square feet of rentable area for the initial Premises if it is determined by Landlord and Tenant in their reasonable judgment that such additional spaces are necessary. Prior to requesting an increase in the parking ratio, Tenant shall use substantial diligent efforts to stagger its shifts or change shifts prior to 7:30 A.M. and after 5:30 P.M. in order to alleviate parking congestion ("Alleviation Efforts"). If Tenant demonstrates to Landlord's reasonable satisfaction that it has undertaken Alleviation Efforts but that such efforts were not successful in alleviating parking congestion, Landlord shall, at its election, increase the number of parking spaces, including without limitation, by cutting into the berm, by restriping the lots or by using valet parking.

         Section 6.2 If Tenant fails to observe the Rules and Regulations with respect to the Parking Facility that now or in the future are in effect, as the same may be amended from time to time, then Landlord, at its option, shall have the right to treat such failure as a default under this Lease. Landlord shall have the right, from time to time, without Tenant's consent, to change, alter, add to, temporarily close or otherwise affect the Parking Facility in such manner as Landlord, in its sole discretion, deems appropriate including, without limitation, the right to designate reserved spaces available only for use by one or more tenants, provided that, except in emergency situations beyond Landlord's control, Landlord shall use reasonable efforts to provide an alternative Parking Facility during such temporary closure.

         Section 6.3 If all or any portion of the Parking Facility shall be damaged or rendered unusable by fire or other casualty or any taking pursuant to eminent domain proceeding (or deed in lieu thereof), and as a result thereof Landlord is unable to make available to Tenant the parking provided for herein, then the number of cars which Tenant shall be entitled to park hereunder shall be proportionately reduced so that the number of cars which Tenant may park in the Parking Facility after the casualty or condemnation in question shall bear the same ratio to the total number of cars which can be parked in the Parking Facility at such time as the number of cars Tenant had the right to park in the Parking Facility prior to such casualty condemnation bore to the aggregate number of cars which could be parked therein at that time. Notwithstanding the foregoing, if as a result of such casualty or condemnation, the number of parking spaces available for Tenant's use is reduced by twenty-five percent (25%), then and in such event, Tenant may, as its sole remedy, terminate this Lease upon sixty (60) days notice provided however that such notice of termination shall not be effective if Landlord arranges for reasonable alternative parking during the forty-five (45) day period after such notice is provided.

         Section 6.4 As of the date of this Lease, no parking charge is imposed by Landlord to Tenant for the use of the Parking Facility, and Landlord will not charge Tenant for parking during the Term. Notwithstanding the foregoing, in the event that Landlord is required by applicable governmental authority to charge for parking or is imposed fees or assessments on the Parking Facility, Landlord reserves the right in the future to impose a corresponding reasonable charge upon tenants of the Building for the use of the Parking Facility to compensate for such governmental imposition, assessments, fees or requirements.

                                    ARTICLE 7

                              SERVICES OF LANDLORD

         Section 7.1

         A. During the Term, Landlord shall furnish Tenant with the following services: (a) hot and cold water in Building Standard bathrooms and chilled water in Building Standard drinking fountains, if any; (b) electrical power sufficient for lighting the Premises and for the operation therein of typewriters, voicewriters, calculating machines, word processing equipment, photographic reproduction equipment, copying machines, personal computers, and similar items of business equipment, (c) heating, ventilating or air-conditioning, as appropriate, during Business Hours (described below) at such temperatures and in such amounts as customarily and seasonally provided to tenants occupying comparable office space in Comparison Projects in the Sacramento suburban area, or as reasonably determined by Landlord; (d) electric lighting for the Common Areas of the Project; (e) passenger elevator service, in common with others, for access to and from the Premises twenty-four (24) hours per day, seven (7) day per week (subject to the provisions of Article 15 below and to the Rules and Regulations); provided, however, that Landlord shall have the right to limit the number of (but not cease to operate all) elevators to be operated after Business Hours and on Saturdays, Sundays and Holidays; (f) janitorial cleaning services in accordance with the Janitorial Specifications attached to this Lease as Exhibit E-1; (g) facilities for Tenant's loading, unloading, delivery and pick-up activities, including access thereto during Business Hours, subject to the Rules and Regulations, the type of facilities, and other limitations of such loading facilities; (h) replacement, as necessary, of all Building Standard lamps and ballasts in Building Standard light fixtures within the Premises; (i) window washing; (j) security in accordance with the Security Guidelines attached to this Lease as Exhibit E-2 provided that Landlord shall have the right to modify the Security Guidelines from time to time throughout the term in accordance with the types of security provided by other Comparison Buildings; and (k) landscaping. All services referred to in this
Section 7.1A shall be provided by Landlord and paid for by Tenant as part of Tenant's Operating Costs Payment.

         B. If Tenant requires air-conditioning, heating or other services, including cleaning services, routinely supplied by Landlord for hours or days in addition to the hours and days specified in Section 7.1A, Landlord shall make reasonable efforts to provide such additional service after reasonable prior written request therefor from Tenant, and Tenant shall reimburse Landlord for the cost of such additional service in accordance with Section 7.4. Landlord shall have no obligation to provide any additional service to Tenant during the occurrence of a monetary Event of Default with respect to Tenant unless Tenant pays to Landlord, in advance, Landlord's charge for such additional service. If, in Landlord's determination, any machinery or equipment which generates abnormal heat or otherwise creates unusual demands on the air-conditioning or heating system serving the Premises is used in the Premises (which shall be determined without regard to the amount of electricity consumed by Tenant) and if Tenant has not, within ten (10) days after demand from Landlord, taken such steps, at Tenant's expense, as shall be necessary to cease such adverse affect on the air-conditioning or heating system, Landlord shall have the right to install supplemental air-conditioning or heating units in the Premises, and the full cost of such supplemental units (including the cost of acquisition, installation, operation, use and maintenance thereof) shall be paid by Tenant to Landlord in advance or on demand.

         C. If Tenant's requirements for or consumption of electricity exceed, in Landlord's judgment the amount required for normal office occupancy (which, for the purposes of this Lease shall be deemed to be five (5) watts per square foot of Rentable Area during Business Hours, calculated on a non-contiguous, non-aggregated, non-annualized basis), Landlord shall, at Tenant's sole cost and expense, make reasonable efforts to supply such service through the then existing feeders and risers serving the Premises and shall bill Tenant periodically for such additional service. The degree of such additional consumption and potential consumption by

Tenant shall be determined at Landlord's election, by either or both (a) a survey of Tenant's usage of electricity performed by a reputable consultant selected by Landlord and paid for by Tenant, and (b) a separate meter in the Premises to be installed, maintained, and read by Landlord, all at Tenant's sole cost and expense. Tenant shall not install any electrical equipment requiring special wiring unless approved in advance by Landlord. At no time shall use of electricity in the Premises exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring which Landlord deems to be necessary to meet Tenant's excess electrical requirements shall, be installed by Landlord, at Tenant's sole cost, if, in Landlord's reasonable judgment, the same are necessary and shall not (i) cause permanent damage or injury to the Project, the Building or the Premises, (ii) cause or create a dangerous or hazardous condition, (iii) entail excessive or unreasonable alterations, repairs or expenses or (iv) interfere with or disturb other tenants or occupants of the Building.

         D. If Tenant's requirements for janitorial services exceeds the services included in the Janitorial Specifications, Tenant shall use commercially reasonable efforts to contract, at Tenant's sole cost and expense, with the Project's janitorial service provider for such additional services. If Tenant, despite its commercially reasonable efforts, does not enter into an agreement with the janitorial provider, Landlord and Tenant shall agree on a third party which is qualified to provide such additional services. Tenant shall pay for the cost of the additional janitorial services. The costs of the janitorial services provided under the Janitorial Specifications shall be included in Operating Costs.

         E. If Tenant's requirements for security services exceeds the services provided by Landlord, Tenant shall use commercially reasonable efforts to contract, at Tenant's sole cost and expense, with the Project's security firm. If Tenant, despite its commercially reasonable efforts, does not enter into an agreement with the security firm, Landlord and Tenant shall agree on a third party which is qualified to provide such additional services to Tenant. Tenant shall pay for the cost of the additional security services which may include the posting of a security guard within Tenant's Premises but not in the Common Areas of the Project. The costs of the security provided by Landlord for the Project shall be included in Operating Costs.

         F. Landlord shall make available to Tenant the existing generator in its "as is" condition, which Tenant shall have the right to use during the Term. The repair, maintenance and use of the existing generator shall be at Tenant's sole cost and expense. Tenant may, subject to (i) reasonable prior approval of the plans and specifications by Landlord and (ii) compliance with applicable laws and codes install, at its sole cost and expense, a second generator in a location approved by Landlord. Unless otherwise expressly agreed by Landlord and Tenant, Tenant shall remove the existing generator and the second generator at the expiration of the Term. The installation of the generator shall be performed in accordance with the terms and conditions of Article 10 with respect to the Alterations.

         Section 7.2 Landlord's obligation to furnish electrical and other utility services shall be subject to the rules and regulations of the supplier of such electricity of other utility services and the rules and regulations of any municipal or other governmental authority regulating the business of providing electricity and other utility services. Landlord shall have the right, at Landlord's option, upon not less than thirty (30) days' prior written notice to Tenant (provided such prior notice will be less if either the discontinuance of such service is required by applicable law or Landlord receives shorter notice from the utility company providing electricity or other utility service), and without any interruption in the continuity of the provision of such utilities services to the Premises, to discontinue electric or other utility services to the Premises and arrange for a direct connection thereof through a public utility supplying such service. Tenant shall in such event, be responsible for contracting promptly and directly with such public utility supplying such service and for paying all deposits for, and all costs relating to, such service.

         Section 7.3 No failure to furnish, or any stoppage of, the services referred to in this Article 7 resulting from any cause (except to the extent such failure or stoppage is a result of Landlord's willful misconduct, gross negligence, active negligence, or negligence, excluding, however, negligent acts or omissions for which Landlord has no knowledge or is deemed to have had imputed knowledge), shall make Landlord liable in any respect for damages to any person, property or business, or be construed as an eviction of Tenant, or entitle Tenant to any abatement of Rent or other relief from any of Tenant's obligations under this Lease. Additionally, Tenant expressly acknowledges that Landlord reserves the right from time to time upon reasonable advance notice to Tenant (except in the case of emergency) to discontinue some or all of the services provided by Landlord hereunder if necessary in Landlord's judgment to effect any repair or maintenance obligations; provided that Landlord shall use commercially reasonable efforts to minimize any interference or interruption to Tenant's use of the Premises. Should any malfunction of any systems or facilities occur within the Project or should maintenance or alterations of such systems or facilities become necessary, Landlord shall repair the same promptly and with reasonable diligence, and Tenant shall in no event have any claim for rebate, abatement of Rent, or damages because of any malfunctions in or any interruptions of any service to be provided however, except to the extent cause by a default of Landlord's obligations under this Lease. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to an interruption, failure or inability to provide any services. Notwithstanding anything to the contrary contained in this Section 7.3, if (a) Landlord ceases to furnish any service in the Building for a period in excess of five (5) consecutive business days after Tenant notifies Landlord of such cessation; (b) such cessation does not arise as a result of an act or omission of Tenant; (c) such cessation is not caused by a fire or other casualty (in which case Article 15 shall control); (d) the restoration of such service is reasonably within the control of Landlord; and
(e) as a result of such cessation, the Premises, or a material portion thereof, is rendered untenantable (meaning that Tenant is unable to use the Premises, or such portion, in the normal course of its business operations) and Tenant in fact ceases to use the Premises, or such material portion, then Tenant, as its sole remedy, shall be entitled to receive an abatement of all Rent payable hereunder during the period beginning on the sixth (6th) consecutive business day of such cessation and ending on the day when the service in question has been restored. In the event the entire Premises has not been rendered untenantable by the cessation in service, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Rentable Area of the Premises so rendered untenantable and not used by Tenant.

         Section 7.4 Tenant agrees to pay to Landlord Landlord's cost in providing HVAC services described in this Article which are in excess of the amounts included in the Base Rent or which are provided to Tenant outside of Business Hours ("Additional HVAC Services"). In calculating the costs of the Additional HVAC Services, Landlord shall include the following:

                  (i) The cost of the utilities charged by the local utility company and attributable to the Additional HVAC Services;

                  (ii) The cost of maintaining and repairing the HVAC system attributable to the Additional HVAC Services;

                  (iii) The depreciation on the HVAC system attributable to the Additional HVAC Services.

         Section 7.5

         A. In order to provide for current payments of the additional utility expenses, including Additional HVAC Services ("Additional Utility Expenses"), Tenant shall, at Landlord's request, pay as additional rent an amount equal to the Additional Utility Expenses for the Utility Expenses Payment Period, as reasonably estimated, by Landlord. The formula for estimating and computing Additional Utility Expenses is attached to this Lease as Exhibit E-3. "Utility Expenses Payment Period" shall refer to each Lease Year, unless Landlord should elect to estimate Utility Expenses on a biannual basis, in which event it shall refer to the period between January 1 through June 30, or July 1 through December 31, as the context may require. Such payment shall be made in monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant in writing of the amount it is to pay hereunder and continuing until the first day of the month following the month in which Landlord gives Tenant a new notice of estimated Additional Utility Expenses. It is the intention hereunder to estimate the amount of the Additional Utility Expenses for each Utility Expenses Payment Period, and then to make an adjustment in the following Utility Expenses Payment Period based on the actual Additional Utility Expenses paid or incurred for period covered by the prior estimated statement.

         B. On or before sixty (60) days from the close of each Utility Expenses Payment Period, Landlord shall deliver to Tenant a statement setting forth the actual Utility Expenses, and shall thereafter provide such supporting documentation as requested by Tenant, for the preceding Utility Expenses Pay Period; provided, however, that the failure of Landlord to supply such statement shall not constitute a waiver of Landlord's right to collect for such Additional Utility Expenses. If the actual Additional Utility Expenses for the previous Utility Expenses Pay period exceed the total of the estimated monthly payments made by Tenant for such Utility Expenses Pay Period, Tenant shall pay Landlord the amount of the deficiency within thirty (30) days after the receipt of the statement. If such total of the estimated monthly payments made by Tenant exceeds the actual Additional Utility Expenses for such Utility Expenses Pay Period, then Landlord shall credit against Tenant's next ensuing monthly installment(s) of such estimated Additional Utility Expenses for the then current Utility Expenses Pay Period an amount equal to the difference until the credit is exhausted. If a credit is due from Landlord at the expiration or earlier termination of this Lease, Landlord shall promptly pay Tenant the amount of such credit. With respect to the Utility Expenses Pay Period in which the Lease expires or is terminated, Tenant shall, within thirty (30) days of Tenant's receipt of written demand therefor (including any supporting documentation requested by Tenant), pay to Landlord a reasonable estimate, as determined by Landlord of the actual Additional Utility Expenses for any partial Utility Expenses Pay Period in excess of Tenant's payment for such Utility Expenses Pay Period to date.

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

Even though the term of this Lease has expired or the Lease is sooner terminated and Tenant has vacated the Premises when the actual Additional Utility Expenses are determined for the final Utilities Expenses Pay Period or partial Utility Expenses Pay Period, Tenant shall within thirty (30) days from receipt of written demand therefor pay any deficiency in excess of the total estimated monthly payments and Landlord shall immediately refund to Tenant any overpayment in excess of the actual Additional Utility Expenses along with the expense statement. Landlord and Tenant intend that the obligations of the preceding sentence shall survive the expiration or earlier termination of this Lease. The Additional Utility Expenses in any partial Utility Expenses Pay Period shall be prorated on a daily basis utilizing a 365-day year.

         C. Tenant shall have the right to audit the Additional Utility Expenses in accordance with the Audit Procedures set forth in Article V.

         Section 7.6 During the Term of this Lease, Landlord shall maintain the Project and Building in a first class manner consistent with other Comparison Projects.

         Section 7.7 Tenant shall notify Landlord in the event that Tenant is not receiving the services and utilities or Landlord is not maintaining the Project in the manner or at the level or standard required under this Article VII ("Service Defect"). The notice shall provide reasonable details of the Service Defect ("Service Notice"). Landlord shall immediately confer with Tenant and Landlord and Tenant shall attempt with all diligence to agree on a solution to solve the Service Defect to the reasonable satisfaction of both parties. If Landlord, after receipt of such notice and after a commercially reasonable opportunity to cure the Service Defect fails to do so to the reasonable satisfaction of Tenant, Tenant shall provide a second Service Notice to Landlord which shall detail the manner and method that Tenant proposes to effectuate the cure of the Service Defect, the estimated cost of such repair or replacement and the proposed contractors or service providers (which to the extent reasonably feasible shall be the contractors and service providers for the Project) ("Tenant's Proposal"). If Landlord concurs with Tenant's Proposal, Landlord shall undertake in its own name or, alternatively, authorize Tenant to implement Tenant's Proposal. Such implementation shall be done at the expense of Tenant or of Landlord as otherwise provided under this Lease. If Landlord does not concur with Tenant's Proposal, Landlord shall notify Tenant that it does not approve Tenant's Proposal and provide the reasons for such disapproval ("Disapproval Notice"). If Tenant elects to implement Tenant's Proposal ("Tenant Implementation") notwithstanding the Disapproval Notice, Tenant may do so at its sole risk. In the event that Tenant's Proposal adversely affects the systems of the Building or the structure of the Building, Tenant shall assume any and all risk and liability arising our of such work, including, without limitation, claims of other tenants in the Project. In no event shall Tenant offset against Rent or deduct the cost of the Tenant Implementation ("Implementation Costs") from the Rent without obtaining a final, determination that (i) Landlord was in default of its obligations under the Lease, (ii) that the scope of Tenant's Proposal was appropriate under the circumstances and (iii) that the Implementation Costs were reasonable under the circumstances ("Awarded Costs"); notwithstanding the foregoing, Tenant may offset the amount of Awarded Costs (and the amount of any costs and expenses awarded Tenant in such proceeding) against Rent if Landlord does not pay the same within thirty (30) days after the date of such award. The rights provided to Tenant under this Section 7.7 are personal to EarthLink Network, Inc. and its Affiliates and may not be exercised by or on behalf of any subtenants or assignees of EarthLink Network, Inc.

                                    ARTICLE 8
                            ASSIGNMENT AND SUBLETTING

         Section 8.1 Except as expressly set forth herein, neither Tenant nor its legal representatives or successors in interest shall, by operation of law or otherwise, assign, mortgage, pledge, encumber or otherwise transfer this Lease or any part hereof, or the interest of Tenant under this Lease, or in any sublease or the rent thereunder without the prior written consent of Landlord in each such instance. The Premises or any part thereof shall not be sublet, occupied or used for any purpose by anyone other than Tenant, without Tenant's obtaining in each instance the prior written consent of Landlord in the manner hereinafter provided (subject to the provisions of Section 8.3 below). Tenant shall not modify, extend, or amend a sublease previously consented to by Landlord without obtaining Landlord's prior written consent thereto. With respect to any proposed assignment or subletting by Tenant, Tenant shall pay Landlord on demand, as Additional Rent, Landlord's reasonable attorneys' fees and administrative charge actually incurred associated with such transaction, regardless of whether such transaction is consummated.

         Section 8.2 Tenant expressly covenants and agrees that (A) if Tenant is a corporation, a transfer of more than twenty-five percent (25%) at any one time or, in the aggregate from time to time of the shares of any class of the issued and outstanding stock of Tenant, its successors or assigns, or the issuance of additional shares of any class of its stock to the extent of more than 25% of the number of shares of said class of stock issued and outstanding at the time that it became the tenant hereunder or (B) if Tenant is a partnership, limited liability company, unincorporated association of other entity, the sale or transfer of more than 25% of the partnership, membership, joint venture, unincorporated association interests or other form of beneficial interests of Tenant, its successors or assigns, or (C) the involvement by Tenant or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer leveraged buy-out or otherwise) whether or not a formal assignment or hypothecation of this Lease or Tenant's assets occurs (collectively, "Sale or Merger"), which results or will result in a reduction of the "Net Worth" of Tenant as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of the Net Worth of Tenant from the Tenant's Net Worth at the time of the execution by Landlord of this Lease which for all purposes shall conclusively be deemed to be $381,000,000.00 ("Net Worth Reduction"), shall constitute an assignment of this Lease and, unless in each instance the prior written consent of Landlord has been obtained, shall constitute a default under this lease and shall entitle Landlord to exercise all rights and remedies provided for herein in the case of default. Notwithstanding the foregoing, with respect to (C) above, provided that Tenant shall notify Landlord within thirty (30) days of the Sale or Merger if a Net Worth Reduction has occurred, Tenant shall not be required to provide the prior written consent of Landlord to a Sale or Merger which results in a Net Worth Reduction. Thereafter, for a period of sixty (60) days, Landlord and Tenant shall confer in good faith to attempt to agree on terms and conditions, including without limitation, modifications of the Lease and/or the requirement of a security deposit, which will provide Landlord with reasonable adequate assurances of such entity's ability to perform fully all of Tenant's obligations under the Lease. If, for any reason, Landlord and Tenant do not agree such terms and conditions within such period of time, the Sale or Merger shall constitute an Event of Default hereunder. Notwithstanding the foregoing provisions of this Section 8.2, transfers of stock in a corporation whose shares are traded in the "over-the-counter" market or any recognized national

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

securities exchange shall not constitute an assignment for purposes of this lease, provided that the principal purpose of such transfer or transfers is not to avoid the restrictions on assignment otherwise applicable under this
Article 8.

         Section 8.3

         A. If Tenant is a corporation, limited liability company, partnership or similar entity, Landlord's consent shall not be required with respect to sublettings to any corporation or similar entity or to any limited liability company, partnership or similar entity which is an Affiliate of Tenant, provided that (1) any such Affiliate is a reputable entity of good character and (2) a duplicate original instrument of sublease in form and substance reasonably satisfactory to Landlord, duly executed by Tenant and such Affiliate, shall have been delivered to Landlord at least fifteen (15) days prior to the effective date of any such sublease. For purposes of this
Article 8, the term "AFFILIATE" shall mean any entity which controls or is controlled by or under common control with Tenant, and the term "control" shall mean, in the case of a corporation, ownership or voting control, directly or indirectly, of at least twenty-five (25%) percent of all the voting stock, and in case of a joint venture, limited liability company, partnership or similar entity, ownership, directly or indirectly, of at least twenty-five (25%) percent of all the general or other partnership, membership (or similar) interests therein.

         B. If Tenant is a corporation, limited liability company, partnership or similar entity, Landlord's consent shall not be required with respect to an assignment of this lease to an Affiliate of Tenant, provided that (1) the assignee is a reputable entity of good character, (2) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Landlord, duly executed by Tenant, shall have been delivered to Landlord at least fifteen (15) days prior to the effective date of any such assignment, (3) an instrument in form and substance satisfactory to Landlord, duly executed by the assignee, in which such assignee assumes (as of the Commencement Date) observance and performance of, and agrees to be personally bound by, all of the terms, covenants and conditions of this lease on Tenant's part to be performed and observed shall have been delivered to Landlord not more than ten (10) days after the effective date of such assignment, (4) such assignment is for a legitimate business purpose and not principally for the purpose of avoiding the restrictions on assignment otherwise applicable under this Article 8 and (5) such assignee has a Net Worth, computed in accordance with generally accepted accounting principles (excluding goodwill and intangible assets) which is at least seventy-five percent (75%) of Tenant's Net Worth as of the date of this Lease.

         Section 8.4 Notwithstanding anything to the contrary in Section 8.1, Tenant shall have the right, upon ten (10) days' prior written notice to Landlord, to (a) sublet all or part of the Premises to any related corporation or other entity which controls Tenant, is controlled by Tenant or is under common control with Tenant; or (b) assign this Lease to a successor corporation into which or with which Tenant is merged or consolidated or which acquired substantially all of Tenant's assets and property; provided that (i) such successor corporation assumes substantially all of the obligations and liabilities of Tenant and shall have assets, capitalization and net worth at least equal to the assets, capitalization and net worth of Tenant as of the date of this Lease as determined by generally accepted accounting principles, and (ii) Tenant shall provide in its notice to Landlord the information required in Section 8.4. For the purpose hereof "control" shall mean ownership of not less than 50% of all the voting stock or legal and equitable interest in such corporation or entity.

         Section 8.5 If Tenant should desire to assign this Lease or sublet the Premises (or any part thereof), Tenant shall give Landlord written notice at least twenty (20) business days in advance of the proposed effective date of any other proposed assignment or sublease, specifying (a) the name, current address, and business of the proposed assignee or sublessee, (b) in the case of a proposed sublease, the amount and location of the space within the Premises proposed to be so subleased, (c) the proposed effective date and duration of the assignment or subletting, and (d) the proposed rent or consideration to be paid to Tenant by such assignee or sublessee. Tenant shall promptly supply Landlord with financial statements and other information as Landlord may request to evaluate the proposed assignment or sublease. For assignments and sublettings other than those permitted by
Section 8.3, Landlord shall have fifteen (15) days following receipt of such notice and other information requested by Landlord within which to notify Tenant in writing that Landlord elects: (i) to terminate this Lease as to the space so affected as of the proposed effective date set forth in Tenant's notice, in which event Tenant shall be relieved of all further obligations hereunder as to such space, except for obligations under Articles 17 and 22 and all other provisions of this Lease which expressly survive the termination hereof; or (ii) to permit Tenant to assign or sublet such space; or (iii) to refuse, in Landlord's reasonable discretion, to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Premises. If Landlord should fail to notify Tenant in writing of such election within the aforesaid fifteen (15) day period, Landlord shall be deemed to have elected option (iii) above. Tenant agrees to reimburse Landlord for reasonable legal fees and any other reasonable costs incurred by Landlord in connection with any proposed assignment or subletting and such payment shall not be deducted from the Additional Rent owed to Landlord pursuant to Section 8.6.

         Section 8.6 If Landlord consents to such assignment and subletting and if the rent rate agreed upon between Tenant and its proposed subtenant is greater than the rent rate that Tenant must pay Landlord hereunder for that portion of the Premises, or if any consideration shall be promised to or received by Tenant in connection with such proposed assignment or sublease (in addition to rent) ("Excess Proceeds"), then fifty percent (50%) of all such Excess Proceeds shall be considered Additional Rent owed by Tenant to Landlord. In determining Excess Proceeds, Tenant may deduct from each month's payments the brokerage commissions, reasonable attorneys' fees, tenant improvement costs and other disbursements reasonably incurred by Tenant for such assignment and subletting ("Subletting Disbursements"). The Subletting Disbursements shall be amortized over the sublease term or in the case of an assignment the remaining Term. Tenant shall provide Landlord with acceptable evidence of the Subletting Disbursements for its review and approval. The Additional Rent shall be paid by Tenant to Landlord in the same manner that Tenant pays Base Rent.

         Section 8.7 Tenant shall deliver to Landlord copies of all documents executed in connection with any permitted assignment or subletting, which documents shall be in form and substance reasonably satisfactory to Landlord and which shall require any assignee to assume performance of all terms of this Lease to be performed by Tenant or any subtenant to comply with all the terms of this Lease to be performed by Tenant. No acceptance by Landlord of any

Rent or any other sum of money from any assignee, sublessee or other category of transferee shall be deemed to constitute Landlord's consent to any assignment, sublease, or transfer.

         Section 8.8 The parties agree that it shall be deemed reasonable for Landlord to refuse to consent to an assignment or subletting if:

                  (i) the proposed assignee or subtenant (a) is not, in Landlord's judgment, financially creditworthy, or (b) is a governmental authority or agency, an organization or person enjoying sovereign or diplomatic immunity, a medical or dental practice or any user that will attract a volume, frequency or type of visitor or employee to the Building which is not, in Landlord's sole judgment, consistent with the standards of a high quality office building or that will impose an excessive demand on or use of the facilities or services of the Building;

                  (ii) in Landlord's judgment, the use of the Premises by the proposed assignee or subtenant would entail any alterations which would lessen the value of the leasehold improvements in the Premises or make the Premises more difficult to re-lease at the expiration of the Term;

                  (iii) in Landlord's judgment, the proposed assignee or subtenant does not have a good reputation as a tenant of property;

                  (iv) Landlord (or any affiliate of Landlord) has experienced previous default by or is in litigation with the proposed assignee or subtenant;

                  (v) the use of the Premises (or any portion proposed to be sublet) by the proposed assignee or subtenant will violate any applicable law, ordinance or regulation or will be inconsistent with the use of space within the Project by first-class office tenants;

                  (vi) the proposed assignment or sublease fails to include all the terms and provisions required to be included pursuant to the provisions of this Lease;

                  (vii) Tenant is in default of any obligation of Tenant under this Lease;

                  (viii) in the case of such assignment or subletting would cause a default under another lease in the Building or under any ground lease, deed of trust, mortgage, restrictive covenant, easement or other encumbrance affecting the Project; or

                  (ix) in the case of a subletting of less than the entire Premises, if the subletting would result in a division of the Premises into more than two (2) subparcels or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the Premises.

         Section 8.9 Any attempted assignment or sublease by Tenant in violation of the terms and provisions of this Article 8 shall be void and shall constitute a material breach of this Lease. In no event shall any assignment, subletting or transfer, whether or not with Landlord's consent, relieve Tenant of its primary liability under this Lease for the entire Term, and Tenant shall in no way be released from the full and complete performance of all the terms hereof. If Landlord takes possession of the Premises before the expiration of the Term, Landlord shall have the right, at its option, to terminate all subleases, or to take over any sublease of the Premises or any portion thereof and such subtenant shall attorn to Landlord, as its landlord, under all the terms and obligations of such sublease occurring from and after such date, but excluding previous acts, omissions, negligence or defaults of Tenant and any repair or obligation in excess of available net insurance proceeds or condemnation award.

         Section 8.10

         A. Tenant acknowledges that this Lease is a lease of nonresidential real property and therefore agrees that Tenant, as the debtor in possession, or the trustee for Tenant (collectively the "Trustee") in any proceeding under Title 11 of the United States Bankruptcy Code relating to Bankruptcy, as amended (the "Bankruptcy Code"), shall not seek or request any extension of time to assume or reject this Lease or to perform any obligations of this Lease which arise from or after the order of relief.

         B. The Trustee shall have the right to assume or assign Tenant's rights and obligations under this Lease only if the Trustee: (a) promptly cures or provides adequate assurance that the Trustee will promptly cure any default under the Lease; (b) compensates or provides adequate assurance that the Trustee will promptly compensate Landlord for any actual pecuniary loss incurred by Landlord as a result of Tenant's default under this Lease; and
(c) provides adequate assurance of future performance under the Lease. All payments of Rent required of Tenant under this Lease, whether or not expressly denominated as such in this Lease, shall constitute rent for the purposes of Title 11 of the Bankruptcy Code.

         Section 8.11 The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of, the Land or the Building. In the event of any transfer, assignment or other conveyance or transfers of any such title or interest, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed (but not before the date of such transfer, assignment or conveyance) and, without further agreement, the transferee of such title or interest shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Project. Landlord may transfer its interest in the Project without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms of this Lease.

                                    ARTICLE 9

                                     REPAIRS

         Section 9.1 Except for ordinary wear and tear and except as otherwise provided in Section 9.2, Landlord shall perform all maintenance and make all repairs and replacements to the Premises. Tenant shall pay to Landlord the actual cost (including a fee equal to five percent (5%) of actual costs for overhead and for supervision by Landlord's agent or manager (the

"Supervision Fee") for (a) all maintenance, repairs and replacements within the Premises (including the Tenant Improvements), other than (i) subject to
Section 14.4, repairs and replacements necessitated by the Landlord's or its agents, employees, contractors, invitees or licensees willful misconduct, gross negligence, active negligence, or negligence, excluding, however, negligent acts or omissions for which Landlord has no knowledge or is deemed to have had imputed knowledge, to the extent the cost thereof is not collectible under Tenant's insurance, or, if Tenant is not carrying all of the insurance described in Section 14.1A, to the extent such cost would not be covered by the insurance described in Section 14.1A, if the same were in effect, and (ii) maintenance, repairs and replacements to the Building Systems (ie, the HVAC, electrical, sprinkler, plumbing, life-safety and telephone systems) located within or exclusively serving the Premises; (b) subject to Section 14.4, all repairs and replacements necessitated by damage to the Project (including the Building structure and the Building Systems within or exclusively serving the Premises) caused by the willful misconduct, gross negligence, active negligence, or negligence (excluding negligent acts or omissions for which Tenant had no knowledge or was deemed to have had imputed knowledge) of Tenant or its agents, contractors, invitees and licensees. Amounts payable by Tenant pursuant to this Section 9.1 shall be Additional Rent hereunder and payable on demand after receipt of an invoice therefor from Landlord. Landlord has no obligation and has made no promise to maintain, alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof, except as specifically set forth in this Lease. In no event shall Landlord have any obligation to maintain, repair or replace any furniture, furnishings, fixtures or personal property of Tenant. Tenant hereby waives the provisions of California Civil Code Sections 1932(1), 1941 and 1942 and of any similar law, statute or ordinance now or hereafter in effect.

         Section 9.2 Tenant shall keep the Premises (including the Tenant Improvements) in good order and in a safe, neat and clean condition. No representations respecting the condition of the Premises or the Building or the other portions of the Project have been made by Landlord to Tenant except as specifically set forth in this Lease. Except as provided in Section 10.1 or specifically consented to by Landlord, Tenant shall not perform any maintenance or repair work or make any replacement in or to the Premises (including the Tenant Improvements) but rather shall promptly notify Landlord of the need for such maintenance, repair or replacement so that Landlord may proceed to perform the same pursuant to the provisions of Section 9.1. In the event Landlord specifically consents to the performance of any maintenance or the making of any repairs or replacements by Tenant and Tenant fails to promptly commence and diligently pursue the performance of such maintenance or the making of such repairs or replacements, then Landlord, at its option, may perform such maintenance or make such repairs and Tenant shall reimburse Landlord, on demand after Tenant receives an invoice therefor, the reasonable cost thereof plus the Supervision Fee".

         Section 9.3 All repairs made by Tenant pursuant to Section 9.2 shall be performed in a good and workmanlike manner by contractors or other repair personnel selected by Tenant and approved in advance in writing by Landlord; provided, however, that neither Tenant nor its contractors or repair personnel shall be permitted to do any work affecting the Building Systems. In no event shall such work be done for Landlord's account or in a manner which allows any liens to be filed in violation of Article 11. To the extent any repairs involve the making of alterations to the Premises, Tenant shall comply with the provisions of Article 10.

         Section 9.4 Subject to the other provisions of this Lease imposing obligations regarding repair upon Tenant, Landlord shall repair all machinery and equipment necessary to provide the services of Landlord described in Article 7 (provided that Tenant shall pay the costs of any repair to such systems or any part thereof damaged by Tenant and Tenant's employees, customers, clients, agents, licensees and invitees) and for repair of all portions of the Project which do not comprise a part of the Premises and are not leased to others.

                                   ARTICLE 10

                                   ALTERATIONS

         Section 10.1 Tenant shall not at any time during the Term make any alterations to the Premises without first obtaining Landlord's written consent thereto, which consent Landlord shall not unreasonably withhold; provided, however, that Landlord shall not be deemed unreasonable by refusing to consent to any alterations which are visible from the exterior of the Building or the Project, which affect any part of the structure of the Premises, the Building or the Project, which may affect the Building Systems, which are prohibited by any underlying ground lease or mortgage or which would, in Landlord's opinion, render the Premises more difficult to lease to third parties following the expiration of the Term. Landlord shall provide its consent or reasons for not consenting within seven (7) business days after receipt of the request and the information required under this Article. Notwithstanding the foregoing, and subject to the other provisions of this Article, Tenant may make non-structural alterations which do not require a building permit and which do not affect the building systems up to a cost of Twenty-Five Thousand Dollars ($25,000.00) without the necessity of obtaining Landlord's prior consent. Should Tenant desire to make any alterations to the Premises, Tenant shall submit all plans and specifications (meeting reasonable industry standards) for such proposed alterations to Landlord for Landlord's review before Tenant allows any such work to commence. Landlord shall have the option of performing such alterations. Tenant shall select and use only contractors, subcontractors or other repair personnel approved by Landlord in writing in advance. Upon Tenant's receipt of written approval from Landlord and any required approval of any mortgagee or lessor of Landlord, and upon Tenant's payment to Landlord of (a) Landlord's fee for the work of Landlord and Landlord's employees and representatives in reviewing and approving such plans and specifications and (b) the fees, if any charged by any mortgagee or lessor of Landlord for such review and approval, Tenant shall have the right to proceed with the construction of all approved alterations, but only so long as such alterations are in strict compliance with the plans and specifications so approved by Landlord and with the provisions of this Article 10. All alterations (except the alterations under the Workletter) shall be made at Tenant's sole cost and expense, including, the payment of the Supervision Fee to Landlord for supervising and coordinating such work. In no event, however, shall anyone other than Landlord, Landlord's employees or Landlord's related engineers or contractors perform work to be done which affects the Central systems of the Building or the Building rooftop. Tenant shall be solely responsible for the cost of any work required by applicable law within or outside of the Premises (including, without limitation, structural alterations or work affecting the Building Systems) as a result of the performance of any improvements, alterations or additions by or on behalf of Tenant.

         Section 10.2 All construction, alterations and repair work done by or for Tenant shall (a) be performed in such a manner as to maintain harmonious labor relations; (b) not adversely affect the safety of the Project, the Building or the Premises or the systems thereof and not affect the Central systems of the Building; (c) comply with all building, safety, fire, plumbing, electrical, and other codes and governmental and insurance requirements; (d) not result in any excessive usage of water, electricity, gas, or other utilities or of heating, ventilating or air-conditioning (either during or after such work) unless prior written arrangements satisfactory to Landlord are made with respect thereto; (e) be completed promptly and in a good and workmanlike manner and in compliance with all rules and regulations promulgated by Landlord; and (f) not disturb Landlord or other tenants in the Building. After completion of any alterations to the Premises, Tenant will deliver to Landlord a copy of "as built" plans and specifications depicting and describing such alterations.

         Section 10.3 All leasehold improvements, alterations and other physical additions made to or installed by or for Tenant in the Premises shall be and remain Landlord's property (except for Tenant's furniture, personal property and trade fixtures) and shall not be removed without Landlord's written consent. Tenant agrees to remove, at its sole cost and expense, all of Tenant's furniture, personal property and trade fixtures, and, if directed to or permitted to do so by Landlord in writing, all, or any part of, the leasehold improvements, alterations and other physical additions made by Tenant to the Premises (including, without limitation, any non-Building standard items), on or before the Expiration Date or any earlier date of termination of this Lease. Tenant shall repair, or promptly reimburse Landlord for the cost of repairing, all damage done to the Premises or the Building by such removal. Any leasehold improvements, alterations or physical construction additions made by Tenant which Landlord does not direct or permit Tenant to remove at any time during or at the end of the Term shall become the property of Landlord at the end of the Term without any payment to Tenant. If Tenant fails to remove any of Tenant's furniture, personal property or movable trade fixtures by the Expiration Date or any sooner date of termination of this Lease or if Tenant fails to remove any leasehold improvements, alterations and other physical additions made by Tenant to the Premises which Landlord has in writing directed Tenant to remove, Landlord shall have the right, on the fifth (5th) day after Landlord's delivery of written notice to Tenant, to deem such property abandoned by Tenant and to remove, store, sell, discard or otherwise deal with or dispose of such abandoned property in a commercially reasonable manner and to the extent permissible under applicable law Tenant waives any claim against Landlord for failure to comply with the provisions of Chapter 5 of the California Civil Code. Tenant shall be liable for all costs of such disposition of Tenant's abandoned property, and Landlord shall have no liability to Tenant in any respect regarding such property of Tenant. The provisions of this Section
10.3 shall survive the expiration or any earlier termination of this Lease.

                                   ARTICLE 11

                                      LIENS

         Section 11.1 Tenant shall keep the Project, the Building and the Premises and Landlord's interest therein free from any liens arising from any work performed, materials furnished, or obligations incurred by, or on behalf of Tenant . Notice is hereby given that neither Landlord nor any mortgagee or lessor of Landlord shall be liable for any labor or materials furnished to Tenant except as furnished to Tenant by Landlord under the Work Letter. If any lien is filed for such work or materials, such lien shall encumber only Tenant's interest in

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

leasehold improvements on the Premises. Within fifteen (15) days after the filing of any such lien, Tenant shall notify Landlord of such lien and shall either discharge and cancel such lien of record or post a bond sufficient under the laws of the State of California to cover the amount of the lien claim plus any penalties, interest, attorneys' fees, court costs, and other legal expenses in connection with such lien. If Tenant fails to so discharge or bond such lien within fifteen (15) calendar days after written demand from Landlord, Landlord shall have the right, at Landlord's option, to pay the full amount of such lien without inquiry into the validity thereof, and Landlord shall be promptly reimbursed by Tenant, as Additional Rent, for all amounts so paid by Landlord, including expenses, interest, and attorneys' fees, and Landlord's administrative charge.


                                   ARTICLE 12

                          USE AND COMPLIANCE WITH LAWS

         Section 12.1 The Premises shall be used only for executive and administrative offices for the conduct of Tenant's business and as otherwise specifically set forth in Section 1.1Q and for no other purposes whatsoever. Tenant shall use and maintain the Premises in a clean, careful, safe, lawful and proper manner and shall not allow within the Premises any offensive noise, odor, conduct or private or public nuisance or permit Tenant's employees, agents, licensees or invitees to create a public or private nuisance or act in a disorderly manner within the Building or in the Project. Any statement as to the particular nature of the business to be conducted by Tenant in the Premises and uses to be made thereof by Tenant as set forth in
Section 1.1Q hereof shall not constitute a representation or warranty by Landlord that such business or uses are lawful or permissible under any certificate or occupancy for the Premises or the Building or are otherwise permitted by law.

         Section 12.2 Tenant shall, at Tenant's sole expense, (a) comply with all laws, orders, ordinances, and regulations of federal, state, county, and municipal authorities having jurisdiction over the Premises, (b) comply with any directive, order or citation made pursuant to law by any public officer requiring abatement of any nuisance or which imposes upon Landlord or Tenant any duty or obligation arising from Tenant's occupancy or use of the Premises or from conditions which have been created by or at the request or insistence of Tenant, or required by reason of a breach of any of Tenant's obligations hereunder or by or through other fault of Tenant, (c) comply with all insurance requirements applicable to the Premises and (d) indemnify and hold Landlord harmless from any loss, cost, claim or expense which Landlord incurs or suffers by reason of Tenant's failure to comply with its obligations under clauses (a), (b) or (c) above. If Tenant receives notice of any such directive, order citation or of any violation of any law, order, ordinance, regulation or any insurance requirement, Tenant shall promptly notify Landlord in writing of such alleged violation and furnish Landlord with a copy of such notice.

         Section 12.3 Subject to compliance with all applicable laws, Tenant shall have the right to use the Building stairwells between the floors comprising the Premises on a non-exclusive basis with other tenants and their employees, invitees and visitors for interfloor traffic purposes on the part of its employees, invitees and visitors. Tenant may, subject to compliance with all applicable laws and at its sole cost and expense, secure the entry from the Building stairwells onto the floors comprising the Premises. The plans and specifications for changes or securing of the stairwells shall be subject to the approval of Landlord and in no event shall such changes or securing impede or hinder the ability of other tenants in the Building, their employees, invitees and guests to use the Building stairwells.

         Section 12.4 Landlord and Tenant acknowledge that the ADA establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises, the Building and the Project depending on, among other things: (1) whether Tenant's business is deemed a "public accommodation" or "commercial facility", (2) whether such requirements are "readily achievable", and (3) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that: (a) Landlord shall be responsible for ADA Title III compliance (i) in the Common Areas or (ii) in the Premises that results from or is triggered as a result of the construction by Tenant of the initial Tenant Improvements but which is not part of the plans for the Tenant Improvements and (b) except as set forth above, Tenant shall be responsible for ADA Title III compliance in the Premises, including any leasehold improvements or other work to be performed in the Premises under or in connection with this Lease.

         Section 12.5 Landlord shall (a) comply with all laws, orders, ordinances, and regulations of federal, state, county, and municipal authorities having jurisdiction over the Building and Project which are applicable to its ownership and operation of the Building and Project, (b) comply with any directive, order or citation made pursuant to law by any public officer requiring abatement of any nuisance under its control, and (c) comply with all insurance requirements applicable to the portions of the Building and Common Area under its control. If Landlord fails to use commercially reasonable efforts to attempt to comply with the foregoing, then and in such event Landlord shall indemnify and hold Tenant harmless from any damages in connection with loss of life, bodily or personal injury or property damage arising from any failure to comply to the extent not covered by insurance required to be maintained by Tenant.

                                   ARTICLE 13

                              DEFAULT AND REMEDIES

         Section 13.1 The occurrence of any one or more of the following events shall constitute an Event of Default on the part of Tenant under this
Lease: (a) if Tenant fails to pay any Rent hereunder as and when such Rent becomes due and such failure shall continue for more than five (5) days after Landlord gives Tenant notice of past due Rent; (b) if Tenant fails to pay Rent on time more than twice in any period of twelve (12) months, notwithstanding that such payments have been made within the applicable cure period; (c) if Tenant permits to be done anything which creates a lien upon the Premises and fails to discharge or bond such lien or post such security with Landlord as is required by Article 11; (d) if Tenant violates the provisions of Article 8 by attempting to make an unpermitted assignment or sublease; (e) if Tenant fails to maintain in force all policies of insurance required by this Lease and such failure shall continue for more than ten (10) days after Landlord gives Tenant notice of such failure; (f) if any petition is filed by or against Tenant under any present or future section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within sixty (60) days of commencement), or if any order for relief shall be entered against Tenant in any such proceedings; (g) if Tenant becomes insolvent or makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors; (h) if a receiver, custodian, or trustee is appointed for the Premises or for all or substantially all of the assets of Tenant, which appointment is not vacated within sixty (60) days following the date of such appointment; or (i) if Tenant fails to perform or observe any other terms of this Lease and such failure shall continue for more than thirty (30) days after Landlord gives Tenant notice of such failure, or, if such failure cannot be corrected within such thirty (30) day period, if Tenant does not commence to correct such default within said thirty (30) day period and thereafter diligently prosecute the correction of same to completion within a reasonable time (not to exceed one hundred twenty (120) days) and in any event prior to the time a failure to complete such correction could cause Landlord to be subject to prosecution for violation of any law, rule, ordinance or regulation or causes, or could cause, a default under any mortgage, underlying lease, tenant leases or other agreements applicable to the Project.

         Section 13.2 If an Event of Default occurs, Landlord shall have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Provided that Landlord serves such notice in accordance with the provisions of this Lease, Tenant hereby waives any notice required by Section 1161 of the California Code of Civil Procedure. Upon such termination, Landlord shall have the right to recover from Tenant:

         A. The worth at the time of award of all unpaid Base Rent and Additional Rent which had been earned at the time of termination;

         B. The worth at the time of award of the amount by which all unpaid Base Rent and Additional Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

         C. The worth at the time of award of the amount by which all unpaid Base Rent and Additional Rent for the balance of the term of this Lease (calculated, in the case of Operating Costs, by assuming annual increases at the average annual increase over the three (3) calendar year period immediately preceding such termination of the Consumer Price Index, All Items, San Francisco - Oakland - San Jose) after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

         D. All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (A) and (B) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. The "worth at the time of award" of the amount referred to in clause
(C) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         Section 13.3 Notwithstanding the occurrence of an Event of Default, pursuant to California Civil Code Section 1951.4, or any successor statute thereof, at Landlord's option this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all rent as it becomes due under this Lease, provided that Landlord shall not unreasonably withhold its consent to any proposed assignments of this Lease by Tenant or any proposed subletting by Tenant. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

         Section 13.4

         A. In the event of the occurrence of any of the events specified in
(f), (g) and (h) of Section 13.1 above, if Landlord shall not choose to exercise, or by law shall not be able to exercise, its rights hereunder to terminate this Lease, then, in addition to any other rights of Landlord hereunder or by law, (1) Landlord may discontinue the services provided pursuant to Article 7 of this Lease, unless Landlord has received compensation in advance for such services (it being agreed that it is reasonable for Landlord to require the deposit of three (3) months' estimated cost of performing such services) in the amount of Landlord's reasonable estimate of the compensation required with respect to such services, and (2) neither Tenant, as debtor-in-possession, nor any trustee or other person (collectively, the "Assuming Tenant") shall be entitled to assume this Lease unless on or before the date of such assumption, the Assuming Tenant (a) cures, or provides adequate assurance that the Assuming Tenant will promptly cure, any existing default under this Lease, (b) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate, Landlord for any pecuniary loss (including, without limitation, attorneys' fees and disbursements) resulting from such default, and (c) provides adequate assurance of future performance under this Lease; provided, however, that the Assuming Tenant shall also deposit with Landlord, as security for the timely payment of all Rent, an amount equal to six months' Rent;

                  (i) The obligations imposed upon the Assuming Tenant shall continue with respect to Tenant or any assignee of the Lease after the completion of the bankruptcy proceedings; and

                  (ii) For purposes of this Section 13.4, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance" shall mean:

                           (1) The  Assuming  Tenant has and will  continue
to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Assuming Tenant will have sufficient funds to fulfill the obligations of Tenant under this Lease as they become due, and to keep the Premises properly staffed with sufficient employees to conduct a fully-operational, actively-promoted business on the Premises; and

                           (2) The Bankruptcy Court shall have entered an
order segregating sufficient cash payable to Landlord and the Assuming Tenant shall have granted a valid and perfected first lien and security interest or mortgage in property of Tenant or Trustee, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Tenant to cure monetary or non-monetary defaults under this Lease within the time periods set forth above.

         The foregoing shall not limit Landlord's other rights and remedies under the United States Bankruptcy Code including but not limited to the right to file a claim against Tenant and obtain the maximum amount allowed in connection with such bankruptcy proceeding.

         Section 13.5 If Tenant shall at any time fail to perform any obligation required of Tenant hereunder, and provided Tenant has been provided a thirty (30) day notice from Landlord concerning such obligation, then Landlord may, at its option, perform such obligation to the extent Landlord deems desirable, and may pay any and all reasonable expenses incidental thereto and employ counsel. No such action by Landlord shall be deemed a waiver by Landlord of any of Landlord's rights or remedies, or a release of Tenant from performance of such obligation. All sums so paid by Landlord, together with an administrative fee of five percent (5%) of the amount so paid, shall accrue interest from the day of expenditure at the Default Rate and shall be due and payable by Tenant to Landlord five (5) business days after notice of payment is provided to Tenant. Landlord shall have the same rights and remedies for the nonpayment of any such sums as for default by Tenant in the payment of rent in addition to any other remedy available to Landlord.

           Section 13.6 No act or conduct of Landlord, including, without limitation, efforts to relet the Premises, an action in unlawful detainer or service of notice upon Tenant or surrender of possession by Tenant pursuant to such notice or action, shall extinguish the liability of Tenant to pay rent or other sums due hereunder or terminate this Lease, unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. No act or conduct of Landlord, including the acceptance of the keys to the Premises, other than a written acknowledgment of acceptance of surrender signed by Landlord, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Lease term. The surrender of this Lease by Tenant, voluntarily or otherwise, shall, at Landlord's option, operate as an assignment to Landlord of any and all existing assignments and subleases, or Landlord may elect to terminate any or all of such assignments and subleases by notifying the assignees and sublessees of its election within fifteen (15) days after such surrender.

         Section 13.7 No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord. Landlord's acceptance of Rent following an Event of Default hereunder shall not be construed as a waiver of such Event of Default. No custom or practice which may grow up between the parties in connection with the terms of this Lease shall be construed to waive or lessen Landlord's right to insist upon strict performance of the terms of this Lease, without a written notice thereof to Tenant from Landlord.

         Section 13.8 The rights granted to Landlord in this Article 13 shall be cumulative of every other right or remedy provided in this Lease or which Landlord may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies or constitute a forfeiture or waiver of Rent or damages accruing to Landlord by reason of any Event of Default under this Lease. Tenant agrees to pay to Landlord all costs and expenses incurred by Landlord in the enforcement of this Lease, including all attorneys' fees incurred in connection with the collection of any sums due hereunder or the enforcement of any right or remedy of Landlord.

         Section 13.9 In the event of any failure by Landlord to perform any of Landlord's obligations under this Lease, Tenant will give Landlord and any mortgagee (as to which Tenant has been provided with notice of such mortgagee's address) written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days in which to cure any such default; provided, however, that if the nature of such default requires more than thirty (30) days to cure, and Landlord is proceeding diligently to effect a cure, Landlord shall have such reasonable additional period in which to cure such default. Unless and until Landlord (or such mortgagee) fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. Notwithstanding anything to the contrary set forth in this Lease, in no event shall Landlord be liable for any consequential or remote damages, including, without limitation, loss or interruption of Tenant's business.

                                   ARTICLE 14

                                    INSURANCE

         Section 14.1

         A. Tenant, at its sole expense, shall obtain and keep in force during the Term the following insurance: (a) "All Risk" insurance insuring the Tenant Improvements, Tenant's interest in the Premises and all property located in the Premises, including furniture, equipment, fittings, installations, fixtures, supplies and any other personal property, leasehold improvements and alterations ("TENANT'S PROPERTY"), in an amount equal to the full replacement value, it being understood that no lack or inadequacy of insurance by Tenant shall in any event make Landlord subject to any claim by virtue of any theft of or loss or damage to any uninsured or inadequately insured property; (b) Business Interruption insurance in an amount that will reimburse Tenant for direct or indirect loss of earnings attributable to all perils insured against under Section 14.1A(a) or attributable to the prevention of access to the Premises by civil authority; and sufficient to reimburse Tenant for Rent in the event of a casualty to, or temporary taking of, the Building or the Premises; (c) Comprehensive general public liability insurance including personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, with a cross liability clause and a severability of interests clause to cover Tenant's indemnities set forth herein, and products and completed operations liability, in limits not less than $2,000,000.00 inclusive per occurrence or such higher limits as Landlord may reasonably require from time to time during the Term; (d) Worker's Compensation and Employer's Liability insurance, with a waiver of subrogation endorsement, in form and amount as required by applicable law; and (e) In the event Tenant performs any repairs or alterations in the Premises, Builder's Risk insurance on an "All Risk" basis (including collapse) on a completed value (non-reporting) form for full replacement value covering all work incorporated in the Building and all materials and equipment in or about the Premises; (f) tenant's "All Risk" Legal Liability insurance for the replacement cost value of the Premises; and (g) any other form or forms of insurance or any changes or endorsements to the insurance required herein as

Landlord, or any mortgagee or lessor of Landlord may require, from time to time, in form or in amount.

         B. Tenant shall have the right to include the insurance required by
Section 14.1A under Tenant's policies of "blanket insurance," provided that no other loss which may also be insured by such blanket insurance shall affect the insurance coverages required hereby and further provided that Tenant delivers to Landlord a certificate specifically stating that such coverages apply to Landlord, the Premises and the Project. All such policies of insurance or certificates thereof shall designate Landlord, and Landlord's property manager as additional insureds thereunder and shall designate all mortgagees and lessors of Landlord, of which Tenant has been notified, designate additional insureds, all as their respective interest may appear. All such policies or certificates shall be issued by insurers acceptable to Landlord and in form satisfactory to Landlord. Tenant shall deliver to Landlord certificates with copies of policies, together with satisfactory evidence of payment of premiums for such policies, by the earlier to occur of
(i) any entry by Tenant or Tenant's employees, contractors or agents into the Premises to perform work of improvement or installation and (ii) the Commencement Date and, with respect to renewals of such policies, not later than thirty (30) days prior to the end of the expiring term of coverage. Upon Landlord's request Tenant shall deliver to Landlord certified copies of such policies. All policies of insurance shall be primary and Tenant shall not carry any separate or additional insurance concurrent in form or contributing in the event of any loss or damage with any insurance required to be maintained by Tenant under this Lease. All such policies and certificates shall contain an agreement by the insurers that the policies will not be invalidated as they affect the interests of Landlord and Landlord's mortgagees by reason of any breach or violation of warranties, representations, declarations or conditions contained in the policies and that the insurers shall notify Landlord and any mortgagee or lessor of Landlord in writing, by Registered U.S. mail, return receipt requested, not less than forty-five (45) days before any material change, reduction in coverage, cancellation, including cancellation for nonpayment of premium, or other termination thereof or change therein and shall include a clause or endorsement denying the insurer any rights or subrogation against Landlord, if such clause or endorsement is available without additional cost to Tenant.

         Section 14.2 Landlord shall insure the Building against damage with casualty and comprehensive general public liability insurance, all in such amounts and with such deductible as Landlord reasonably deems appropriate. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided hereinabove, Landlord shall not be required to carry insurance of any kind on Tenant's Property, and Tenant hereby agrees that Tenant shall have no right to receive any proceeds from any insurance policies carried by Landlord.

         Section 14.3 Tenant shall not knowingly conduct or permit to be conducted in the Premises any activity, or place any equipment in or about the Premises or the Building, which will invalidate the insurance coverage in effect or increase the rate of fire insurance or other insurance on the Premises or the Building, and Tenant shall comply with all requirements and regulations of Landlord's casualty and liability insurer. If any invalidation of coverage or increase in the rate of fire insurance or other insurance occurs or is threatened by any insurance company due to any act or omission by Tenant, or its agents, employees, representatives, or contractors, such statement or threat shall be conclusive evidence that the increase in such rate is due to such act of Tenant or the contents or equipment in or about the Premises, and, as a result thereof, Tenant shall be liable for such increase and shall be considered Additional Rent payable with the next monthly installment of Base Rent due under this Lease. In no event shall Tenant introduce or permit to be kept on the Premises or brought into the Building any dangerous, noxious, radioactive or explosive substance. Landlord shall not knowingly conduct or permit any activity in the Building which will invalidate the insurance coverage in effect nor shall Landlord knowingly bring or use any dangerous, noxious, radioactive or explosive substance except in conformance with all applicable laws and regulations.

         Section 14.4 Landlord and Tenant each hereby waive any right of subrogation and right of recovery or cause of action for injury or loss to the extent that such injury or loss is covered by fire, extended coverage, "All Risk" or similar policies covering real property or personal property (or which would have been covered if Tenant or Landlord, as the case may be, was carrying the insurance required by this Lease). Said waivers shall be in addition to, and not in limitation or derogation or, any other waiver or release contained in this Lease. Written notice of the terms of the above mutual waivers shall be given to the insurance carriers of Landlord and Tenant and the parties' insurance policies shall be properly endorsed, if necessary, to prevent the invalidation of said policies by reason of such waivers.

                                   ARTICLE 15

                          DAMAGE BY FIRE OR OTHER CAUSE

         Section 15.1 If the Building or any portion thereof is damaged or destroyed by any casualty, Landlord shall, with reasonable promptness, cause an architect or general contractor selected by Landlord to estimate the time required to substantially complete repair and restoration of the changes using standard working methods (the "Completion Estimate") but in no event later than ninety (90) days after the occurrence. If (a) in Landlord's reasonable judgment repair of such damage or destruction would not be economically feasible, or (b) pursuant to the Completion Estimate, the damage or destruction to the Building cannot be repaired within one hundred eighty
(180) days after the date of such damage or destruction, or (c) the proceeds from insurance remaining after any required payment to any mortgagee or lessor of Landlord are insufficient to repair such damage or destruction, Landlord shall have the right, at Landlord's option, to terminate this Lease by giving Tenant notice of such termination on or before the later to occur of (x) thirty (30) days following receipt of the Completion Estimate or (y) sixty (60) days after the event of destruction. Additionally, if, pursuant to the Construction Estimate, the reconstruction of any damage to the Premises (or damage which prevents or materially impairs access to the Premises) would take in excess of one hundred eighty (180) days after the date of such damage to repair, Tenant shall have the right to terminate this Lease, effective as of the date specified in Tenant's notice (but no later than thirty (30) days after such notice, by written notice to Landlord delivered within ten (10) days following Landlord's delivery to Tenant of a copy of the Completion Estimate.

         Section 15.2 If a material portion of the Premises or the Building is damaged such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such damage and pursuant to the Completion Estimate, the damage caused thereby cannot be repaired within 180 days after the date of destruction, then Landlord may, at its expense, relocate Tenant to office space in the Natomas

Corporate Center reasonably comparable to the Premises as to size, type and contiguity of space. Such relocation shall be for the entire remaining amount of the Term, Landlord give Tenant notice of such relocation within sixty (60) of the event of destruction, and shall complete any such relocation within 180 days.

         Section 15.3 In the event of partial destruction or damage to the Building or the Premises which is not subject to Section 15.1, but which renders the Premises partially but not wholly untenantable, this Lease shall not terminate and Rent shall be abated in proportion to the area of the Premises which, in Landlord's reasonable opinion, cannot be used or occupied by Tenant as a result of such casualty. Landlord shall in such event, within a reasonable time after the date of such destruction or damage, subject to force majeure (as defined in Section 25.6) or to Tenant Delay and to the extent and availability of insurance proceeds, restore the Premises to as near the same condition as existed prior to such partial damage or destruction, provided that Tenant pays to Landlord Tenant's insurance proceeds as required in Section 15.5. In no event shall Rent abate or shall Tenant have any right to terminate this Lease if damage to or destruction of the Premises is the result of the Tenant's or Tenant's agents, employees, representatives, contractors, successors, assigns, licensees or invitees willful misconduct, gross negligence, active negligence, or negligence, excluding, however, negligent acts or omissions for which Tenant has no knowledge or is deemed to have had imputed knowledge.

         Section 15.4 If the Building or the Premises or any portion thereof is destroyed by fire or other causes at any time during the last year of the Term, then either Landlord or Tenant shall have the right, at the option of either party, to terminate this Lease by giving written notice to the other within sixty (60) days after the date of such destruction.

         Section 15.5 Landlord shall have no liability to Tenant for inconvenience, loss of business, or annoyance arising from any repair of any portion of the Premises or the Building. If Landlord is required by this Lease or by any mortgagee or lessor of Landlord to repair or if Landlord undertakes to repair, Tenant shall pay to Landlord that amount of Tenant's insurance proceeds (or the amount which would have been received by Tenant if Tenant was carrying the insurance required by this Lease) which insures such damage as a contribution towards such repair, and Landlord shall use reasonable efforts to have such repairs made promptly and in a manner which will not unnecessarily interfere with Tenant's occupancy. Tenant hereby waives California Civil Code Sections 1932(2) and 1933(4), providing for termination of hiring upon destruction of the thing hired and Sections 1941 and 1942, providing for repairs to and of the Premises.

         Section 15.6 In the event of termination of this Lease pursuant to Sections 15.1, 15.2, or 15.4, then all Rent shall be apportioned and paid to the date on which possession is relinquished or the date of such damage, whichever last occurs, and Tenant shall immediately vacate the Premises according to such notice of termination; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

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

                                   ARTICLE 16

                                  CONDEMNATION

         Section 16.1 In the event the whole or substantially the whole of the Building or the Premises are taken or condemned by eminent domain or by any conveyance in lieu thereof (such taking, condemnation or conveyance in lieu thereof being hereinafter referred to as "condemnation"), the Term shall cease and this Lease shall terminate on the earlier of the date the condemning authority takes possession or the date title vests in the condemning authority.

         Section 16.2 In the event any portion of the Building shall be taken by condemnation (whether or not such taking includes any portion of the Premises), which taking, in Landlord's judgment, is such that the Building cannot be restored in an economically feasible manner for use substantially as originally designed, then Landlord shall have the right, at Landlord's option, to terminate this Lease, effective as of the date specified by Landlord in a written notice of termination from Landlord to Tenant. Tenant may terminate the Lease upon not less than thirty (30) days notice, if twenty-five (25%) or more of the rentable area of the Premises is condemned or if Tenant's access to the Premises is taken and not restored or replaced with reasonably equivalent access.

         Section 16.3 In the event any portion of the Parking Facility shall be taken by condemnation, which taking in Landlord's judgment is such that the Parking Facility cannot be restored in an economically feasible manner for use substantially as originally designed, including in such consideration the possible use of additional Parking Facility in the vicinity of the Building, then Landlord shall have the right, at Landlord's option, to terminate this Lease, effective as of the date specified by Landlord in a written notice of termination from Landlord to Tenant. Tenant may terminate the Lease upon not less than thirty (30) days notice, if twenty-five (25%) or more of the parking spaces allocated to it have been condemned and Landlord does not provide reasonable alternative parking arrangements in accordance with the provisions of Section 6.3.

         Section 16.4 In the event that a portion, but less than substantially the whole, of the Premises shall be taken by condemnation, then this Lease shall be terminated as of the date of such condemnation as to the portion of the Premises so taken, and unless Landlord exercises its option to terminate this Lease pursuant to Section 16.2, this Lease shall remain in full force and effect as to the remainder of the Premises.

         Section 16.5 In the event of termination of this Lease pursuant to the provisions of Section 16.1, 16.2, or 16.3, the Rent shall be apportioned as of such date of termination; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

         Section 16.6 All compensation awarded or paid upon a condemnation of any portion of the Project shall belong to and be the property of Landlord without participation by Tenant. Nothing herein shall be construed, however, to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, loss of good will, moving expenses, damage to, and cost of removal of, trade fixtures, furniture and other personal property

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

belonging to Tenant; provided, however, that Tenant shall make no claim which shall diminish or adversely affect any award claimed or received by Landlord.

         Section 16.7 Subject to Sections 16.2 and 16.3, if any portion of the Project other than the Building is taken by condemnation or if the temporary use or occupancy of all or any part of the Premises shall be taken by condemnation during the Term, this Lease shall be and remain unaffected by such condemnation, and Tenant shall continue to pay in full the Rent payable hereunder. In the event of any such temporary taking for use or occupancy of all or any part of the Premises, Tenant shall be entitled to appear, claim, prove and receive the portion of the award for such taking that represents compensation for use or occupancy of the Premises during the Term and Landlord shall be entitled to appear, claim, prove and receive the portion of the award that represents the cost of restoration of the Premises and the use or occupancy of the Premises after the end of the Term hereof. In the event of any such condemnation of any portion of the Project other than the Building, Landlord shall be entitled to appear, claim, prove and receive all of that award.

         Section 16.8 Landlord and Tenant each hereby waive the provisions of California Code of Civil Procedure Section 1265.130 and any other applicable existing or future law, ordinance or governmental regulation providing for, or allowing either party to petition the courts of the state in which the Project is located for, a termination of this Lease upon a partial taking of the Premises and/or the Building.

                                   ARTICLE 17

                                 INDEMNIFICATION

         Section 17.1 Tenant hereby waives all claims against Landlord for damage to any property or injury to, or death of, any person in, upon, or about the Project, including the Premises, arising at any time and from any cause other than by reason of the willfull misconduct, gross negligence, active negligence or negligence (excluding negligent acts or omissions for which Landlord has no knowledge or is deemed to have had imputed knowledge) of Landlord, its agents, employees, representatives, or contractors. To the fullest extent permitted under applicable law, Tenant shall, and hereby agrees to, indemnify and hold Landlord harmless from any loss, cost, damage or liability, including without limitation any damage to any property or injury to, or death of, any person, arising from the use or occupancy of the Common Areas and the Premises by Tenant, its agents, employees, representatives, contractors, successors, assigns, licensees, or invitees except to the extent such damage is caused by the willful misconduct, gross negligence, active negligence, or negligence (excluding, however, negligent acts or omissions for which Landlord has no knowledge or is deemed to have had imputed knowledge) of Landlord, its agents, employees, representatives, or contractors, as well as for any default of Tenant hereunder or any failure on the part of Tenant to timely execute and deliver any document, certificate or statement required under Section 18.1 or 18.3 or to timely vacate the Premises in accordance with the provisions of Article 19 below. Without limiting the generality of the foregoing, Landlord shall not be liable for any injury or damage to persons or property resulting from the condition or design of, or any defects in the Building or its mechanical systems or equipment which may exist or occur or from any fire, explosion, falling plaster, steam, gas, electricity, water, rain, flood, snow, or leaks from any part of the Premises or from the pipes, appliances, plumbing works, roof, or subsurface of any floor or ceiling, or from the street or any other place, or by dampness or by any other similar cause except to the extent the same is caused by the willful misconduct, gross negligence, active negligence, or negligence (excluding, however, negligent acts or omissions for which Landlord has no knowledge or is deemed to have had imputed knowledge) of Landlord, its agents, employees, representatives or contractors. Landlord shall not be liable for any damage caused by other tenants or persons in the Building or by occupants of adjacent property thereto, or by the public, or caused by construction except to the extent caused by the willful misconduct, gross negligence, active negligence, or negligence, (excluding, however, negligent acts or omissions for which Landlord has no knowledge or is deemed to have had imputed knowledge) of Landlord or by any private, public or quasi-public work. Tenant, for itself and its agents, employees, representatives, contractors, successors, assigns, invitees and licensees, expressly assumes all risks of injury or damage to person or property, whether proximate or remote, resulting from the condition of the Project or any part thereof except to the extent caused by the willful misconduct, gross negligence, active negligence, or negligence (excluding, however, negligent acts or omissions for which Landlord has no knowledge or is deemed to have had imputed knowledge) of Landlord. Tenant's foregoing indemnity shall include attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord in any connection therewith. The provisions of this Article 17 shall survive the expiration or termination of this Lease with respect to any loss, damage, injury, or death occurring before such expiration or termination. If Landlord is made a party to any litigation commenced by or against Tenant or relating to this Lease or to the Premises, Tenant shall pay all costs and expenses, including attorneys' fees and court costs, incurred by or imposed upon Landlord because of any such litigation, and the amount of all such costs and expenses, including attorneys' fees and court costs, shall be a demand obligation owing by Tenant to Landlord, as and when such costs are incurred; provided, that if in any such litigation Landlord's activity is finally adjudicated to have been the result of its willful misconduct, gross negligence, active negligence, or negligence (excluding, however, negligent acts or omissions for which Landlord has no knowledge or is deemed to have had imputed knowledge), then Landlord shall be obligated to reimburse Tenant for such costs incurred. Notwithstanding anything in this Article 17 to the contrary, Landlord shall not be liable to Tenant for any claims resulting from the violation of the negligence standard set forth in this Lease to the extent such claims are covered by the types of insurance Tenant is to maintain pursuant to Section 14.1A.

         Section 17.2 Landlord shall, and hereby agrees to, indemnify and hold Tenant harmless from any damages in connection with loss of life, bodily or personal injury or property damage arising from any occurrence in the Common Areas or the Project to the extent the same result from the willful misconduct, gross negligence, active negligence, or negligence (excluding, however, negligent acts or omissions for which Landlord has no knowledge or is deemed to have had imputed knowledge) of Landlord and to the extent not covered by insurance required to be maintained by Tenant.

                                   ARTICLE 18
                     SUBORDINATION AND ESTOPPEL CERTIFICATES

         Section 18.1 This Lease and all rights of Tenant hereunder are subject and subordinate to all underlying leases now or hereafter in existence, and to any supplements, amendments,

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

modifications, and extensions of such leases heretofore or hereafter made and to any deeds to secure debt, mortgages, or other security instruments which now or hereafter cover all or any portion of the Building or any interest of Landlord therein, and to any advances made on the security thereof, and to any increases, renewals, modifications, consolidations, replacements, and extensions of any of such mortgages, subject to the nondisturbance rights of Tenant provided herein. Landlord shall use commercially reasonable efforts to obtain a subordination, nondisturbance and attornment agreement from Landlord's existing lender for the benefit of Tenant substantially in the form of the Subordination, Nondisturbance and Attornment Agreement attached to this Lease as Exhibit F ("SNDA") or on Lender's current form if Lender has updated such form. With respect to any future lender, Tenant shall execute promptly any reasonable certificate or instrument that Landlord or any mortgagee may request to evidence such subordination provided that such document provides that so long as an Event of Default has not occurred with respect to Tenant, such mortgagee shall grant Tenant nondisturbance and recognize Tenant's rights under this Lease. This provision is declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination and nondisturbance of this Lease. If Tenant fails to so execute, acknowledge and deliver such instruments within ten (10) days after Landlord's request, Landlord is hereby empowered to do so in Tenant's name and on Tenant's behalf; Tenant hereby irrevocably appoints Landlord as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging, and delivering any such instruments and certificates. Tenant shall not unreasonably withhold, delay, or defer its written consent to reasonable modifications in this Lease which are a condition of any construction, interim or permanent financing for the Building provided that such modifications do not increase the obligations of Tenant hereunder or substantively and adversely affect Tenant's use and enjoyment of the Premises.

         Notwithstanding the generality of the foregoing provisions of
Section 18.1, any mortgagee (or beneficiary under a deed of trust) or lessor of Landlord shall have the right at any time to subordinate any such mortgage, deed of trust or underlying lease to this Lease, or to any of the provisions hereof, on such terms and subject to such conditions as such mortgagee or lessor of Landlord may consider appropriate in its discretion. At any time, before or after the institution of any proceedings for the foreclosure of any such mortgage, or the sale of the Building under any such mortgage, or the termination of any underlying lease, Tenant shall, upon request of such mortgagee or any person or entities succeeding to the interest of such mortgagee or the purchaser at any foreclosure sale ("Successor Landlord"), automatically become the Tenant (or if the Premises has been validly subleased, the subtenant) of the Successor Landlord, without change in the terms or other provisions of this Lease (or, in the case of a permitted sublease, without change in this Lease or in the instrument setting forth the terms of such sublease); provided, however, that the Successor Landlord shall not be (i) bound by any payment made by Tenant of rent or for more than one (1) month in advance, except for a security deposit previously paid to Landlord (and then only if such security deposit has been deposited with and is under the control of the Successor Landlord), (ii) bound by any termination, modification, amendment or surrender of the Lease not expressly allowed under the terms of this Lease which is done without the Successor Landlord's consent, (iii) liable for any damages or subject to any offset or defense by Tenant to the payment of rent by reason of any act or omission of any prior landlord (including Landlord), or (iv) personally or corporately liable, in any event, beyond the limitations on landlord liability set forth in this Lease. This agreement of

Tenant to attorn to a Successor Landlord shall survive any such foreclosure sale, trustee's sale conveyance in lieu thereof or termination of any underlying lease. Tenant shall upon demand at any time, before or after any such foreclosure or termination execute, acknowledge, and deliver to the Successor Landlord any written instruments and certificates evidencing such attornment as such Successor Landlord may reasonably require provided that such agreement provides for Tenant's right of nondisturbance as provided herein.

         Section 18.2 Tenant shall, from time to time, within ten (10) days after request from Landlord, or from any mortgagee or lessor of Landlord, execute, acknowledge and deliver in recordable form a certificate certifying, to the extent true, that this Lease is in full force and effect and unmodified (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications); that the Term has commenced and the full amount of the Rent then accruing hereunder; the dates to which the Rent has been paid; that Tenant has accepted possession of the Premises and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; the amount, if any, that Tenant has paid to Landlord as a Security Deposit; that no Rent under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease (or has been changed by notice duly given and is as set forth in the certificate); that Tenant, as of the date of such certificate, has no charge, lien, or claim of offset under this Lease or otherwise against Rent or other charges due or to become due hereunder; that, to the knowledge of Tenant, Landlord is not then in default under this Lease; and such other customary matters as may be reasonably requested by Landlord or any mortgagee or lessor of Landlord. Any such certificate may be relied upon by Landlord, any Successor Landlord, or any mortgagee or lessor of Landlord. Landlord agrees periodically to furnish, within ten (10) days after requested in writing by Tenant, certificates signed by Landlord containing information similar to the foregoing information.

         Section 18.3 No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release of such obligations or a termination of this Lease unless (a) Tenant has given notice by registered or certified mail to any mortgagee or lessor of Landlord whose address shall have been furnished to Tenant, and (b) Tenant offers such mortgagee or lessor of Landlord a reasonable opportunity to cure the default, including the statutory period of time to obtain possession of the Premises by power of sale (which as of the date of this Lease is one hundred twenty (120) days after the commencement of such proceeding), if such should prove necessary to effect a cure and if Lender proceeds to commence such proceedings immediately following the event of default under its loan documents.

                                   ARTICLE 19

                            SURRENDER OF THE PREMISES

         Section 19.1 Upon the Expiration Date or earlier termination of this Lease, or upon any re-entry of the Premises by Landlord without terminating this Lease pursuant to Section 13.2(b), Tenant, at Tenant's sole cost and expense, shall peacefully vacate and surrender the Premises to Landlord in good order, broom clean and in the same condition as at the beginning of the Term or as the Premises may thereafter have been improved by Landlord or Tenant (provided that

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

Tenant's improvements were made with Landlord's consent, and subject to Landlord's right to require the removal of alterations, additions or improvements), casualty, condemnation and reasonable use and wear thereof and repairs which are Landlord's obligations under Articles 9, 15 and 16 only excepted, and Tenant shall remove all of Tenant's Property and turn over all keys for the Premises to Landlord. No provision of this Lease shall impose upon Landlord any obligation to care for or preserve any of Tenant's property left upon the Premises, and Tenant hereby waives and releases Landlord from any claim or liability in connection with the removal of such property from the Premises and the storage thereof and specifically waives the provisions of California Civil Code Section 1542 with respect to such release. Should Tenant continue to hold the Premises after the expiration or earlier termination of this Lease, such holding over, unless otherwise agreed to by Landlord in writing, shall constitute and be construed as a tenancy at sufferance at monthly installments of Rent equal the greater of one hundred fifty percent (150%) of the monthly portion of Rent in effect as of the date of expiration or earlier termination or two hundred percent (200%) of the fair market rental value of the Premises, and subject to all of the other terms, charges and expenses set forth herein except any right to renew this Lease or to expand the Premises or any right to additional services. Tenant shall also be liable to Landlord for all damage which Landlord suffers because of any holding over by Tenant, and Tenant shall indemnify, defend, protect and hold Landlord harmless from and against any and all loss, cost, damage or liability arising out of such holding over, including without limitation, all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant. The provisions of this
Article 19 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 20

                           LANDLORD'S RIGHT TO INSPECT

         Section 20.1 Landlord shall retain and Tenant shall provide Landlord with, duplicate keys to all doors of the Premises. Tenant shall provide Landlord with new keys should Tenant receive Landlord's consent to change the locks. Landlord shall have the right to enter the Premises at reasonable hours and with prior reasonable notice (or, in the event of an emergency, at any hour and without prior notice) (a) to exhibit the same to present to prospective mortgagees, lessors or purchasers during the Term and to prospective tenants during the last year of the Term, (b) to inspect the Premises, (c) to confirm that Tenant is complying with all of Tenant's covenants and obligations under this Lease, (d) to clean or make repairs required of Landlord under the terms of this Lease, (e) to make repairs to areas adjoining the Premises, and (f) to repair and service utility lines or other components of the Building; provided, however, Landlord shall use reasonable efforts to minimize interference with Tenant's business (the foregoing shall not require Landlord to incur overtime costs).

                                   ARTICLE 21

                                PERSONAL PROPERTY

         Section 21.1 Tenant has acquired from Cable & Wireless, Inc., the personal property, fixtures, and equipment listed in Exhibit G (the "Acquired Property"). The Acquired Property shall be Tenant's Property for the purposes of this Lease, including without limitation Article 19.

                                   ARTICLE 22

                             FIRST OPTION TO EXTEND

         Section 22.1 Tenant shall have the option to extend the Term of this Lease, for one (1) five (5) year period ("First Extension Term"), commencing on the date immediately following the Expiration Date (the "First Option to Extend"), subject to the terms and provisions of this Paragraph.

         Section 22.2 Notice of Exercise. Tenant must exercise the First Option to Extend, if at all, by written notice to Landlord delivered at least nine (9) months prior to the Expiration Date. Tenant's failure to timely exercise the First Option to Extend shall cause the First Option to Extend to immediately become null and void. The rights granted Tenant under this Section are strictly conditioned on (i) Tenant's not being in default (beyond the giving of notice and the passage of applicable grace periods) of any of the provisions of the Lease, at the time of Tenant's notice of the exercise of the First Option to Extend or any time thereafter to and including the Expiration Date and there not having been three of more Events of Default with respect to Tenant hereunder, and (ii) Tenant's not having sublet more than one floor of the Premises, provided, however, that if Tenant has exercised the Contraction Option (as hereinafter defined in Article 25), Tenant may not exercise the First Option to Extend if Tenant has subleased any portion of the Premises or this Lease has been terminated with respect to any portion of the Premises. Additionally, the option granted in this Section is expressly made personal to Earthlink Network, Inc., and may not be exercised by or on behalf of any subtenant of Earthlink Network, Inc. but may be exercised by a permitted assignee or a permitted Affiliate.

         Section 22.3 If Tenant properly exercises the First Option to Extend, Tenant's exercise of the First Option to Extend shall be effective, and the terms of the Lease shall apply during the First Extension Term, except that the Base Rent for the Premises for the First Extension Term shall be the Fair Market Rent (as hereinafter defined) for the Premises as of the date of commencement of the First Extension Term. Fair Market Rent shall mean as to the Base Rent, ninety-five percent (95%) of the annual gross annual rental on a full service basis per rentable square foot which a willing, non-renewal tenant would pay a willing landlord for the Premises (taking into account the existing level and condition of tenant improvements) as of the period for which such rental is to be paid for a lease in effect for such period on terms substantially identical to those of this Lease, based on prevailing market conditions at the time such determination is made.

         Section 22.4 If Tenant properly exercises the First Option to Extend, the Base Rent during the First Extension Term shall be changed to an amount equal to the Fair Market Rent for the Premises, in effect as of the commencement of the First Extension Term for a term equal to the First Extension Term, as specified by Landlord by notice to Tenant not less than thirty (30) days prior to commencement of the First Extension Term, subject to Tenant's right of arbitration as set forth below. If Tenant believes that the rent specified by Landlord exceeds the actual Fair Market Rent for the Premises as of commencement of the First Extension Term, then Tenant shall so notify Landlord within fifteen (15) days following receipt of Landlord's notice. If Tenant fails to so notify Landlord within said fifteen (15) days, Landlord's determination of the Base Rent for the Premises shall be final and binding upon the parties. If the parties are unable to agree upon the Base Rent for the Premises within twenty (20) days after Landlord's receipt of notice of Tenant's objection, the Base Rent payable as of commencement of the First Extension Term shall be determined as follows ("Fair Market Rent Arbitration Procedure"):

                           (1) Within ten (10) days after the  expiration  of
the twenty (20) day period described above, Tenant, at its sole expense, shall obtain and deliver in writing to Landlord a determination of the Fair Market Rent for the Premises, for a term equal to the Extension Term from a reputable real estate leasing agent or broker ("Tenant's Broker") licensed in the State of California and continuously engaged in the leasing of commercial office space in the South Natomas market in Sacramento, California for at least the immediately preceding five (5) years; such determination shall be based upon the definition of Fair Market Rent set forth above and shall be stated in a single "per square foot per annum (or month)" figure, for ease of comparison. If Landlord accepts such determination, the Base Rent payable by Tenant during the First Extension Term shall be equal to the amount determined by Tenant's Broker.

                           (2) If Landlord  does not accept such
determination, within ten (10) business days after receipt of the determination of Tenant's Broker, Landlord shall designate a similarly qualified appraiser ("Landlord's Broker"). If the two Brokers are appointed by the parties as set forth above, such Brokers shall promptly meet and attempt to agree upon the applicable Fair Market Rent, using the guidelines as described above. If such Brokers are unable to agree within fifteen (15) days following the appointment of Landlord's Broker, the Brokers shall select a third leasing agent or broker meeting the qualifications set forth above within ten (10) days after the last date the two Brokers are given to agree upon the applicable Fair Market Rent. The third Broker shall be a person who has not previously acted and is not currently acting in any capacity for either party.

                           (3) The Third Broker shall conduct its own
independent investigation of the applicable Fair Market Rent, using the guidelines set forth above, and shall be instructed not to advise either party of its determination of the applicable Fair Market Rent, except as follows: when the Third Broker has made its determination, it shall advise Landlord and Tenant and establish a date, at least five (5) days after the giving of notice by such Third Broker to Landlord and Tenant, on which it will disclose its determination of the Fair Market Rent. Such meeting shall take place in Landlord's office unless otherwise mutually agreed by the parties. After having initialed the paper on which its determination of Fair Market Rent is set forth, the Third Broker shall place its determination of the Fair Market Rent in a sealed envelope. Landlord's Broker and Tenant's Broker shall each set forth their determination of the Fair Market Rent on a separate piece of paper, initial the same, and place them in sealed envelopes. Each of the three envelopes shall be marked with the name of the party whose determination is inside the envelope. In the presence of the Third Broker, the determination of the Fair Market Rent by Landlord's Broker and Tenant's Broker shall be opened and examined. If the higher of the two determinations is one hundred and five percent (105%) or less of the amount set forth in the lower determination, the average of the two determinations shall be the Fair Market Rent, the envelope containing the determination of Fair Market Rent by the Third Broker shall be destroyed and the Third Broker shall be instructed not to disclose its determination. If either party's envelope is blank, or does not set forth a determination of Fair Market Rent, the determination of the other party shall prevail and be treated as the Fair Market Rent. If the higher of the two determinations is more than one hundred and five percent (105%) of the amount of the Broker's determination, the envelope containing the Third Broker's determination

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

shall be opened; the Fair Market Rent shall, in such event, be the rent proposed by either Landlord's Broker or Tenant's Broker which is closest to the determination of Fair Market Rent by the Third Broker; if the two are equidistant, the Fair Market Rent shall be equal to the Third Broker's determination.

                           (4) Landlord shall pay the costs and fees of
Landlord's Broker in connection with any determination hereunder, and Tenant shall pay the costs and fees of Tenant's Broker in connection with such determination. The costs and fees of any Third Broker shall be paid one-half by Landlord and one-half by Tenant. Tenant expressly acknowledges that any costs and fees arising in favor of any broker or other party hired by Tenant to represent Tenant in the negotiation of the extension of the term of the Lease shall be borne solely by Tenant.

         Section 22.5 If the amount of the Fair Market Rent is not known as of the commencement of the First Extension Term, then Tenant shall continue to pay the Base Rent in effect immediately prior to the expiration of the initial Term until the amount of the Fair Market Rent is determined. When such determination is made, Tenant shall pay to Landlord any deficiency to Landlord upon demand.

                                   ARTICLE 23

                             SECOND OPTION TO EXTEND

         Section 23.1 Tenant shall have the option to extend the Term of this Lease, for one (1) five (5) year period ("Second Extension Term"), commencing on the date immediately following the Expiration Date of the First Extenstion Term (the "Second Option to Extend"), subject to the terms and provisions of this Paragraph.

         Section 23.2 Notice of Exercise. Tenant must exercise the Second Option to Extend, if at all, by written notice to Landlord delivered at least nine (9) months prior to the Expiration Date of the First Option Term. Tenant's failure to timely exercise the Second Option to Extend shall cause the Second Option to Extend to immediately become null and void. The rights granted Tenant under this Section are strictly conditioned on (i) Tenant's not being in default (beyond the giving of notice and the passage of applicable grace periods) of any of the provisions of the Lease, at the time of Tenant's notice of the exercise of the Second Option to Extend or any time thereafter to and including the Expiration Date and on there not having been three of more Events of Default with respect to Tenant hereunder and (ii) Tenant's not having sublet more than one floor of the Premises, provided, however, that if Tenant has exercised the Contraction Option, Tenant may not exercise the Second Option to Extend if Tenant has subleased any portion of the Premises or this Lease has been terminated with respect to any portion of the Premises. Additionally, the option granted in this Section is expressly made personal to Earthlink Network, Inc., and may not be exercised by or on behalf of any subtenant of Earthlink Network, Inc. but may be exercised by a permitted assignee or permitted Affiliate.

         Section 23.3 If Tenant properly exercises the Second Option to Extend, Tenant's exercise of the Second Option to Extend shall be effective, and the terms of the Lease shall apply during the Second Extension Term, except that the Base Rent for the Premises for the Second

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Extension Term shall be the Fair Market Rent for the Premises as of the date of commencement of the Second Extension Term. Fair Market Rent shall have the meaning set forth in Section 22.3.

         Section 23.4 If Tenant properly exercises the Second Option to Extend, the Base Rent during the Second Extension Term shall be changed to an amount equal to the Fair Market Rent for the Premises, in effect as of the commencement of the Second Extension Term for a term equal to the Second Extension Term, as specified by Landlord by notice to Tenant not less than thirty (30) days prior to commencement of the Second Extension Term, subject to Tenant's right of arbitration as set forth in Section 22.4. If Tenant believes that the rent specified by Landlord exceeds the actual Fair Market Rent for the Premises as of commencement of the Second Extension Term, then Tenant shall so notify Landlord within fifteen (15) days following receipt of Landlord's notice. If Tenant fails to so notify Landlord within said fifteen
(15) days, Landlord's determination of the Base Rent for the Premises shall be final and binding upon the parties. If the parties are unable to agree upon the Base Rent for the Premises within twenty (20) days after Landlord's receipt of notice of Tenant's objection, the Base Rent payable as of commencement of the Second Extension Term shall be determined in accordance with the Fair Market Rent Arbitration Procedure.

         Section 23.5 If the amount of the Fair Market Rent is not known as of the commencement of the Second Extension Term, then Tenant shall continue to pay the Base Rent in effect immediately prior to the expiration of the initial Term until the amount of the Fair Market Rent is determined. When such determination is made, Tenant shall pay to Landlord any deficiency to Landlord upon demand.

                                   ARTICLE 24

                              RIGHT OF FIRST OFFER

         Section 24.1 Tenant shall have the right of first offer (the "Right of First Offer") to lease Available Premises (as hereinafter defined) which becomes available in the Building, subject, however to the rights of other tenants which are in existence as of the Commencement Date (the "Existing Leases").

         Section 24.2 Available Premises shall mean (i) all space in 2495 Natomas Park Drive which is or becomes vacant and unencumbered, and (ii) all space in 2485 Natomas Park Drive greater than 10,000 rentable square feet which is or becomes vacant and unencumbered. Space shall not be deemed to be Available Premises if there is a lease, lease option or any right or option of extension, renewal, expansion, or negotiation with respect to any Existing Leases or if an existing tenant renews or extends its term.

         Section 24.3 Landlord shall give Tenant written notice of any Available Space which notice shall set forth the rent and other principal terms that Landlord intends to list the space for (the "Available Space Notice"). Tenant shall have a period of seven (7) business days in which to notify Landlord whether it is interested in negotiating for the Available Space (the "Interest Notice"). If Tenant does not deliver an Interest Notice, Tenant's rights to the Available Space shall terminate and Landlord may lease such space unencumbered by this Right of First Offer. After receipt of the Interest Notice, Landlord and Tenant shall negotiate, in good faith, for a

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

period of fifteen (15) days ("Negotiation Period") to try to reach agreement upon the terms and conditions upon which Tenant will lease the Available Premises. It is understood and agreed that the Base Rent for the Premises for the Available Space shall be ninety-five percent (95%) of the Fair Market Rent and that the term for the Available Premises shall be coterminous with the Term; provided, however, that if there is less than thirty-six (36) months remaining in the Term at the time an Available Space Notice is delivered, then and in such event, Tenant shall exercise its Option to Extend concurrently with the execution of an amendment to this Lease to incorporate the Available Premises into the Premises ("Expansion Amendment"). The Expansion Amendment shall amend the changes in the Premises, the Base Rent, Tenant's Share, the number of parking spaces allocated to Tenant, the Security Deposit and other appropriate terms. Upon delivery to Tenant of the Available Premises, it shall be considered Premises, subject to all terms and conditions of this Lease. Landlord and Tenant each acknowledge that the Base Rent for the Available Premises may not be the same as the Base Rent of the Premises.

         Section 24.4 If, after the Negotiation Period, Landlord and Tenant are unable to reach an agreement for the lease of the Available Premises, then Tenant may, within five (5) days after the expiration of the Negotiation Period provide Landlord with notice that it has irrevocably elected to lease the Available Premises and to determine Fair Market Rent for the Available Premises through the Fair Market Rent Arbitration Procedure set forth in
Section 22.4 ("Arbitration Notice"). If Tenant provides the Arbitration Notice, Landlord and Tenant shall enter into the Expansion Amendment immediately after the determination of Fair Market Rent. If Tenant does not elect to provide the Arbitration Notice, then and in such event, Tenant's rights with respect to the space covered by the Available Space Notice shall be null and void and Landlord shall be free to enter into negotiations with other prospective tenants and enter into a lease for such space upon such terms and conditions it may choose; provided however that if such space becomes Available Premises again during the Term, it shall again be subject to this Article 24.

         Section 24.5 This Right of First Offer is personal to Earthlink Network, Inc. and may not be transferred or assigned in connection with an assignment or sublease of the Premises except to a permitted Affiliate of Tenant. Further, Tenant may not exercise the Right of First Offer if it has sublet more than one floor of the Premises, provided, however, that if Tenant has exercised the Contraction Option, Tenant may not exercise the Right of First Offer if Tenant has subleased any portion of the Premises other than to an Affiliate or this Lease has been terminated with respect to any portion of the Premises.

         Section 24.6 Notwithstanding anything to the contrary contained herein, the Right of First Offer shall automatically terminate without notice and shall be of no further force and effect, whether or not Tenant has timely exercised such right, if (i) an Event of Default exists at the time of exercise of the Right of First Offer or at the time of the commencement of the term for the first offer space, or (iii) an Event of Default has occurred with respect to Tenant three or more times hereunder.

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

                                   ARTICLE 25

                           OPTION TO CONTRACT PREMISES

         Section 25.1 Tenant shall have the option ("Contraction Option") of eliminating from the Premises all, but not part of, any full floor of the Premises (the "Contraction Premises"). Tenant's exercise of the Contraction Option must be exercised, if at all, on or before the last day of the 36th month of the Term by sending a notice of such contraction to Landlord ("Contraction Notice").

         Section 25.2 Within thirty (30) days after receipt of the Contraction Notice, Landlord will notify Tenant of the effective date of such contraction, which date shall not be earlier than the last day of the 42nd month of the Term nor later than the last day of the 48th month of the Term ("Contraction Effective Date").

         Section 25.3 In the event Tenant exercises the Contraction Option, as a condition to such contraction, at least thirty (30) days prior to the Contraction Effective Date, Tenant shall pay to Landlord a contraction fee equal to (i) the unamortized portion of the tenant improvement allowance allocable to the Contraction Premises on a per square foot basis, (ii) the unamortized portion of the leasing commissions paid to Cushman Realty Corporation allocable to the Contraction Premises on a per square foot basis, and (iii) an imputed interest factor on the sum of (i) and (ii) equal to 8% per annum, compounded, computed from the date of expenditure of such amounts through the date of payment of the contraction fee (the "Contraction Fee"). For the purpose of determining the Contraction Fee, the tenant improvement allowance and leasing commissions shall each be amortized over a period of 8 years, which period shall commence on June 1, 2001 and shall end on May 31, 2009. Landlord shall notify Tenant of the amount of tenant improvements and leasing commissions after such expenditures have been completed.

         Section 25.4 If Tenant exercises the Contraction Option, the Expiration Date of the Lease with respect to the Contraction Premises shall be the Contraction Effective Date. As a condition to such contraction, at least thirty (30) days prior to the Contraction Effective Date, Landlord and Tenant shall execute an amendment to this Lease with respect to the Contraction Premises to amend the Premises, the Base Rent, Tenant's Share, the number of parking spaces allocated to Tenant, the Security Deposit and other appropriate terms.

         Section 25.5 Notwithstanding anything to the contrary contained herein, the Contraction Option shall automatically terminate without notice and shall be of no further force and effect, whether or not Tenant has timely exercised such right, if (i) an Event of Default exists at the time of exercise of the Contraction Option or on the Contraction Effective Date, or
(ii) an Event of Default has occurred with respect to Tenant three or more times hereunder, or (iii) Tenant has exercised a Right of First Offer with respect to Available Space.

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

                                   ARTICLE 26

                            OPTION TO TERMINATE LEASE

         Section 26.1 If and only if Tenant has elected to cease operating a Call Center in the Sacramento Metropolitan Area ("SMA") and not to reopen such Call Center for a period of at least four years ("SMA Cessation Decision") , then and in such event, Tenant shall have the option ("Termination Option") of terminating the Lease in its entirety. Tenant's exercise of the Termination Option must be exercised, if at all, between the last day of the forty-eighth (48th) month and the sixtieth (60th) month of the Term by sending a notice of such exercise to Landlord which shall include information reasonably satisfactory to Landlord demonstrating that Tenant has made the SMA Cessation Decision ("Termination Notice").

         Section 26.2 Within thirty (30) days after receipt of the Termination Notice, Landlord will notify Tenant of its approval or disapproval of the Termination Notice and, if approved, the effective date of such termination, which date shall be either the last day of the sixty-sixth
(66th) month, the last day of the seventy-second (72nd) month or the last day of the seventy-eighth (78th) month, as specified by Landlord ("Termination Effective Date"). Tenant acknowleges that Landlord is relying on the SMA Cessation Decision in providing the Termination Option to Tenant and that Landlord would not otherwise provide a Termination Option. Accordingly, Landlord reserves its rights and remedies in the event that Tenant opens, utilizes or establishes a Call Center within the SMA at any time within thirty-six (36) months after the Termination Effective Date.

         Section 26.3 In the event Tenant exercises the Termination Option, as a condition to such termination, at least thirty (30) days prior to the Termination Effective Date, Tenant shall pay to Landlord a termination fee equal to (i) the unamortized portion of the tenant improvement allowance,
(ii) the unamortized portion of the leasing commissions paid to Cushman Realty Corporation, and (iii) an imputed interest factor on the sum of (i) and (ii) equal to 8% per annum, compounded, computed from the date of expenditure of such amounts through the date of payment of the termination fee (the "Termination Fee"). For the purpose of determining the Termination Fee, the tenant improvement allowance and leasing commissions shall each be amortized over a period of 8 years, which period shall commence on June 1, 2001 and shall end on May 31, 2009.

         Section 26.4 If Tenant exercises the Termination Option, the Expiration Date of the Lease shall be the Termination Effective Date. As a condition to such termination, at least thirty (30) days prior to the Termination Effective Date, Landlord and Tenant shall execute an amendment to this Lease to modify the Expiration Date and provide for the payment of the Termination Fee.

         Section 26.5 Notwithstanding anything to the contrary contained herein, the Termination Option shall automatically terminate without notice and shall be of no further force and effect, whether or not Tenant has timely exercised such right, if (i) an Event of Default exists at the time of exercise of the Termination Option or on the Termination Effective Date, or
(iii) an Event of Default has occurred with respect to Tenant three or more times hereunder.

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

                                   ARTICLE 27

            SIGNAGE, BUILDING NAME, AND USE OF NAME OF THE BUILDING.

         Section 27.1 On floors of the Building leased to Tenant in their entirety, Tenant shall be permitted to install appropriate signage on the walls of its lobbies and on entrance doors to its offices. On floors of the Building which are not leased to Tenant in their entirety, Tenant may install Building standard signage on the walls of the lobbies and on the entrance doors to its Premises. All such signage shall be at Tenant's sole cost and expense, including the costs of design, installation and removal. Tenant shall be granted its pro-rata share of space on the lobby directory board. Landlord shall install the initial directory listings at Landlord's cost. Tenant shall pay for any changes made to the directory listings during the Term.

         Section 27.2 Tenant shall have the right to place Tenant's name on the top slot of the existing grade-level monuments adjacent to the main entrance to the Building.

         Section 27.3 During the Lease Term and so long as Tenant and/or its Affiliates occupies at least fifty thousand (50,000) square feet at Tenant's sole cost and expense, Tenant may erect and maintain signage with its corporate name and/or logo, subject to Landlord's approval, subject to conformance with all applicable laws, statutes, ordinances and governmental rules, regulations or requirements applicable to such signage and all covenants, conditions and restrictions affecting the Property ("Signage Laws"), on the exterior of the Building in a location mutually approved by Landlord and Tenant. Tenant shall comply, at its sole cost and expense, with any and all Signage Laws. The size, location, design, lettering, materials, lighting and colors of such sign shall all be subject to Landlord's reasonable approval.

         Section 27.4 During the Lease Term and if and so long as EarthLink Network, Inc. and/or its Affiliates and subtenants occupies no less than one hundred percent (100%) of 2495 Natomas Park Drive, Landlord, shall adopt the name "EarthLink Centre" for the Building and shall use such name in Building marketing or promotional materials produced by or on behalf of Landlord; provided, that, Tenant grants Landlord a license to use such name for said purposes and in the case of a logo, Tenant provides Landlord with the appropriate logo art work for use in connection with said materials. Tenant agrees that (i) Landlord and other tenants of the Building may, but are not required to, use such name as part of their address and that (ii) the postal address for the Building will not be changed and will continue to be the street address.

         Section 27.5 In the event that EarthLink Network, Inc. and/or its Affiliates and subtenants do not occupy one hundred percent (100%) of 2495 Natomas Park Drive, all use of the name "EarthLink Centre shall cease and Landlord shall thereafter have the right, in its sole and absolute discretion, to cease using such name in Building marketing and promotional materials and to rename the Building.

         Section 27.6 The rights granted to Tenant pursuant to Sections 27.2, 27.3, and 27.4 shall be personal to EarthLink Network, Inc.. and its Affiliates, and such rights shall not inure to the benefit of any assignee or subtenant of EarthLink Network, Inc. or its Affiliates.

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

         Section 27.7 Except for the rights provided to Tenant in Section 27.3, Tenant shall not, without the prior written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and Tenant shall not do or permit the doing of anything in connection with Tenant's business or advertising (including brokers' flyers promoting sublease space) which in the reasonable judgment of Landlord may reflect unfavorably on Landlord or the Building or confuse or mislead the public as to any apparent connection or relationship between Tenant and Landlord, the Building, or the Land.

                                   ARTICLE 28

                                    BROKERAGE

         Section 28.1 Tenant and Landlord each represent and warrant to the other that it has not entered into any agreement with, or otherwise had any dealings with, any broker or agent in connection with the negotiation or execution of this Lease which could form the basis of any claim by any such broker or agent for a brokerage fee or commission, finder's fee, or any other compensation of any kind or nature in connection herewith, other than with Broker (whose fees shall be paid by Landlord pursuant to a separate agreement), and each party shall, and hereby agrees to, indemnify and hold the other harmless from all costs (including court costs, investigation costs, and attorneys' fees), expenses, or liability for commissions or other compensation claimed by any broker or agent with respect to this Lease which arise out of any agreement or dealings, or alleged agreement or dealings, between the indemnifying party and any such agent or broker, other than with Broker. This provision shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 29

                       OBSERVANCE OF RULES AND REGULATIONS

         Section 29.1 Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully and comply strictly with all Rules and Regulations attached to this Lease as Exhibit H as such Rules and Regulations may be changed from time to time provided that the same are applied to all tenants in a consistent and nondiscriminatory manner. Landlord shall at all times have the right to make reasonable changes in and additions to such Rules and Regulations; provided Landlord gives Tenant prior notice of such changes and provided that such new rules and regulations or changes in existing rules and regulations do not conflict with this Lease, and do not materially interfere with the lawful conduct of Tenant's business in the Premises or reduce the rights of Tenant hereunder in a manner which is more than de minimis. Any failure by Landlord to enforce any of the Rules and Regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a waiver of any such Rules and Regulations. Landlord shall not be liable to Tenant for the failure or refusal by any other tenant, guest, invitee, visitor, or occupant of the Building to comply with any of the Rules and Regulations.

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

                                   ARTICLE 30

                        ROOF TOP COMMUNICATIONS EQUIPMENT

         Section 30.1 At Tenant's sole cost and expense, Tenant shall have the right to install, use, maintain, repair and remove a satellite dish, television antennas, and related equipment on the roof of the Building ("Telecommunications Equipment"). The location of the Telecommunication Equipment on the roof, its size, dimension and capacity and the plans for its construction and installation shall be subject to Landlord's prior written approval. Prior to installing the satellite dish, Tenant shall obtain the approval of all governmental authorities having jurisdiction over the satellite dish and all permits required for its use and operation. Tenant shall provide copies of all such approvals and permits to Landlord as a condition to obtaining Landlord's consent for such installation. Tenant's use and operation of the satellite dish shall conform to all applicable laws and regulations and such usage shall not interfere with the operations of Telecommunications Equipment of other tenants in the Project.

         Section 30.2 Upon expiration of the Lease, Tenant shall be responsible for all costs and expenses associated with the removal of the Telecommunications Equipment and the restoration of the area where such equipment is located to the condition it was in prior to such installation. Tenant agrees to indemnify and hold Landlord harmless from and against any losses, costs or damages incurred by Landlord, which arise from or result from Tenant's use of the Telecommunications Equipment satellite dish.

         Section 30.3 Tenant shall pay a monthly fee for the rights set forth in this Article at a rate equal to the prevailing market fee, as it may be increased or decreased from time to time during the Term. Notwithstanding the foregoing, Tenant may install an 18 inch DSS dish and may use such DSS dish during the Term. If Tenant installs such 18 inch DSS dish during the first twelve months after the Commencement Date, Tenant may use such dish without the necessity of paying a monthly fee. If Tenant installs such 18 inch DSS dish after such twelve month period, Tenant shall pay a monthly fee for the usage of such dish.

                                   ARTICLE 31

                                     NOTICES

         Section 31.1 All notices, consents, demands, requests, documents, or other communications (other than payment of Rent) required or permitted hereunder (collectively, "notices") shall be deemed given, when hand delivered or on the first business day after deposit for delivery by air express courier (with signed receipts) to the other party, or on the second Business Day after deposit in the United States mail, postage prepaid, certified, return receipt requested, except for notice of change of address which shall be deemed given only upon actual receipt. The addresses of the parties for notices are set forth in Article 1, or any such other addresses subsequently specified by each party in notices given pursuant to this
Section 24.1.

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                                   ARTICLE 32

                                  MISCELLANEOUS

         Section 32.1 PROFESSIONAL FEES. In any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover from the other party its professional fees for attorneys, appraisers and accountants, its investigation costs, and any other legal expenses and court costs incurred by the prevailing party in such action or proceeding.

         Section 32.2 REIMBURSEMENTS. Wherever the Lease requires Tenant to reimburse Landlord for the cost of any item, such costs will be the customary charge periodically established by Landlord for such item which may include, at the discretion of Landlord, a reasonable allocation of overhead, administrative, and related costs and a Supervision Fee, if applicable, all as reasonably determined by Landlord. All such charges shall be payable upon demand as Rent.

         Section 32.3 SEVERABILITY. Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable, the remaining agreements contained in this Lease shall not be affected.

         Section 32.4 NON-MERGER. There shall be no merger of this Lease with any ground leasehold interest or the fee estate in the Project or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or any interest in this Lease as well as any ground leasehold interest or fee estate in the Project or any interest in such fee estate.

         Section 32.5 LANDLORD'S LIABILITY. Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the lesser of (i) Landlord's equity interest in the Building and (ii) twenty percent (20%) of the appraised value of the Building for the collection of any judgment or other judicial process requiring the payment of money by Landlord for any default or breach by Landlord under this Lease, subject, however, to the prior rights of any mortgagee or lessor of the Project. No other assets of Landlord or any partners, shareholders, or other principals of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim.

         Section 32.6 FORCE MAJEURE. Whenever the period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to force majeure, which term shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental approvals, laws, regulations, or restrictions, or any other cause of any kind whatsoever which is beyond the reasonable control of Landlord.

         Section 32.7 HEADINGS. The article headings contained in this Lease are for convenience only and shall not enlarge or limit the scope or meaning of the various and several articles hereof. Words in the singular number shall be held to include the plural, unless the context otherwise requires. All agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, and successors and assigns of the parties thereto.

         Section 32.8 SUCCESSORS AND ASSIGNS. All agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, successors and assigns or the parties hereto. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Notwithstanding the foregoing, nothing contained in this
Section 32.8 shall be deemed to override Article 8.

         Section 32.9 LANDLORD'S REPRESENTATIONS. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises, the Building, the Parking Facility, the Land, or any other portions of the Project except as herein expressly set forth and all reliance with respect to any representations or promises is based solely on those contained herein. No rights, easements, or licenses are acquired by Tenant under this Lease by implication or otherwise except as, and unless, expressly set forth in this Lease.

         Section 32.10 ENTIRE AGREEMENT; AMENDMENTS. This Lease and the Exhibits and Riders attached hereto set forth the entire agreement between the parties and cancel all prior negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant regarding the subject matter of this Lease. No amendment or modification of this Lease shall be binding or valid unless expressed in writing executed by both parties hereto.

         Section 32.11 AUTHORITY. If either party signs as a corporation, execution hereof shall constitute a representation and warranty by such party that it is a duly organized and existing corporation, that it has been and is qualified to do business in the State of California and in good standing with the State of California, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate action. If either party signs as a partnership, trust, or other legal entity, execution hereof shall constitute a representation and warranty by such party that it has complied with all applicable laws, rules, and governmental regulations relative to its right to do business in the State of California, that such entity has the full right and authority to enter into this Lease, and that all persons signing on behalf of such entity were authorized to do so by any and all necessary or appropriate partnership, trust, or other actions.

         Section 32.12 GOVERNING LAW. This Lease shall be governed by and construed under the laws of the State of California. Should any provision of this Lease require judicial interpretation, Landlord and Tenant hereby agree and stipulate that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of any rule or conclusion that a document should be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that each party had full opportunity to consult legal counsel of its choice before the execution of this Lease.

         Section 32.13 CHANGES TO PROJECT BY LANDLORD. Landlord shall have the unrestricted right to make changes to all portions of the Project in Landlord's discretion for the purpose of improving access or security to the Project or the flow of pedestrian and vehicular traffic therein.

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

Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, on any multi-tenanted floor, to change the arrangement or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, bathrooms, or any other Common Areas so long as reasonable access to the Premises remains available. Landlord shall also have the right (a) to rearrange, change, expand or contract portions of the Project constituting Common Areas (b) to use Common Areas while engaged in making improvements, repairs or alterations to the Project, or any portion thereof, and (c) to do and perform such other acts and make such other changes in to or with respect to the Project, or any portion thereof, as Landlord may deem to be appropriate. Notwithstanding the foregoing, in the exercise of the rights provided under this Article, Landlord shall not unreasonably interfere with Tenant's use of its Premises and shall use commercially reasonable efforts to minimize any such interference or interruption. Landlord shall be entitled to change the name or address of the Building or the Project. Landlord shall have the right to close, from time to time, the Common Areas and other portions of the Project for such temporary periods as Landlord deems legally sufficient to evidence Landlord's ownership and control thereof and to prevent any claim of adverse possession by, or any implied or actual dedication to, the public or any party other than Landlord.

         Section 32.14 TIME OF ESSENCE.  Time is of the essence of this Lease.

         Section 32.15 LANDLORD'S ACCEPTANCE OF LEASE. The submission of this Lease to Tenant shall not be construed as an offer and Tenant shall not have any rights with respect thereto unless said Lease is consented to by any mortgagee, and any lessor of Landlord, to the extent such consent is required, and Landlord executes a copy of this Lease and delivers the same to Tenant.

         Section 32.16 PERFORMANCE BY TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant, at Tenant's sole cost and expense, and without any abatement of Rent. If Tenant shall fail to pay any Rent, other than Base Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for longer than the period of cure, if any, permitted in Section 13.1, Landlord may, at its option, without waiving or releasing Tenant from obligations of Tenant, make any such payment or perform any such other act on behalf of Tenant. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate and Landlord's Supervision Fee, if applicable, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of Rent.

         Section 32.17 FINANCIAL STATEMENTS. At any time during the term of this Lease, Tenant shall, upon twenty (20) days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

         Section 32.18 TRAFFIC. Tenant hereby agrees to designate one of its employees to act as a liaison with Landlord to facilitate and coordinate such programs as may be required by governmental agencies to reduce the traffic generated by Natomas Corporate Center as required by the City of Sacramento's Trip Reduction Ordinance and to facilitate the use of public transportation. Tenant further agrees, at Tenant's cost, to become a member of, and participate in the programs initiated by, the South Natomas Transportation Management Association.

         Section 32.19 WAIVER OF TRIAL BY JURY. EACH PARTY HERETO (WHICH INCLUDES ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF A PARTY) SHALL NOT SEEK A JURY TRIAL, HEREBY WAIVES TRIAL BY JURY, AND HEREBY FURTHER WAIVES ANY OBJECTION TO VENUE IN THE COUNTY IN WHICH THE PROJECT IS LOCATED, AND AGREES AND CONSENTS TO PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA, IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE, EMERGENCY OR OTHERWISE, WHETHER ANY OF THE FOREGOING IS BASED ON THIS LEASE OR ON TORT LAW. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. IT IS THE INTENTION OF THE PARTIES THAT THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. BY EXECUTION OF THIS LEASE THE PARTIES AGREE THAT THIS PROVISION MAY BE FILED BY ANY PARTY HERETO WITH THE CLERK OR JUDGE BEFORE WHOM ANY ACTION IS INSTITUTED, WHICH FILING SHALL CONSTITUTE THE WRITTEN CONSENT TO A WAIVER OF JURY TRIAL PURSUANT TO AND IN ACCORDANCE WITH SECTION 631 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

         Section 32.20 CONSENTS. Wherever the consent or approval shall be required or requested of either Tenant or Landlord under the Lease, the giving of such consent or approval shall not be unreasonably withheld, conditioned or delayed by the party from whom such consent is required or requested.

         Section 32.21 ANCIENT LIGHTS. Any elimination or shutting off of light, air, or view (including, without limitation, by any structure which may be erected on lands adjacent to the Building) shall in no way affect this Lease and Landlord shall have no liability to Tenant with respect thereto.

                                   ARTICLE 33

                                OTHER DEFINITIONS

         When used in this Lease, the terms set forth below shall have the following meanings: (a) "Business Days" shall mean Monday through Friday (except for Holidays); "Business Hours" shall mean: 7:00 a.m. to 6:00 p.m. on Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturdays; and "Holidays" shall mean those holidays designated by Landlord, which holidays shall be consistent with those holidays designated by landlords of other Comparison Projects. (b) "Common Areas" shall mean those certain areas and facilities of the Building and the Parking Facility and those certain improvements to the Land which are from time to time provided by Landlord for the use of tenants of the Building and their employees, clients, customers, licensees and invitees or for use by the public, which facilities and improvements include any and all corridors, elevator foyers, vending areas, bathrooms on multi-tenant floors, electrical and telephone rooms, mechanical rooms, janitorial areas and other similar facilities of the Building and of the Parking Facility and any and all grounds, parks, landscaped areas, outside sitting areas, sidewalks, walkways, tunnels, pedestrianways, skybridges, and generally all other improvements located on the Land, or which connect the Land to other buildings. (c) The words "day" or "days" shall refer to calendar days, except where "Business Days" are specified. (d) The words "herein", "hereof", "hereby", "hereunder" and words of similar import shall be construed to refer to this Lease as a whole and not to any particular Article or Section thereof unless expressly so stated. (e) The words "include" and "including" shall be construed as if followed by the phrase "without being limited to." (g) Reference to Landlord as having "no liability to Tenant" or being "without liability to Tenant" or words of like import shall include in its meaning that Tenant is not entitled to terminate this Lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of Tenant's other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other right or kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant's use or occupancy of the Premises. (h) A "repair" shall be deemed to include such rebuilding, replacement and restoration as may be necessary to achieve and maintain good working order and condition. (i) The "termination of this Lease" and words of like import includes the expiration of the Term or the cancellation of this Lease pursuant to any of the provisions of this Lease or to law. Upon the termination of this Lease, the Term shall end at 11:59 p.m. on the date of termination as if such date were the Expiration Date, and neither party shall have any further obligation or liability to the other after such termination except (i) as shall be expressly provided for in this Lease and (ii) for such obligations as by their nature or under the circumstances can only be, or by the provisions of this Lease, may be, performed after such termination and, in any event, unless expressly otherwise provided in this Lease, any liability for a payment (which shall be apportioned as of the date of such termination) which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this Lease. (j) The "terms of this Lease" shall be deemed to include all terms, covenants, conditions, provisions, obligations, limitations, restrictions, reservations and agreements contained in this Lease. (k) "Tenant" shall be deemed to include Tenant's successors and assigns (to the extent permitted by Landlord) and any and all occupants of the Premises permitted by Landlord and claiming by, through or under Tenant. (l) A "year" shall mean a calendar year.

         IN WITNESS WHEREOF, Landlord and Tenant have set their hands and seals hereunto and have caused this Lease to be executed by duly authorized officials thereof, as of the day and year set forth on the cover page hereof.

LANDLORD:

PRENTISS PROPERTIES NATOMAS, L.P.,
a Delaware limited partnership

By:      Prentiss Properties Natomas, Inc.
         a Delaware corporation,
         general partner

                           By:______________________________________
                           Name:____________________________________
                           Title:___________________________________



                           By:______________________________________
                           Name:____________________________________
                           Title:___________________________________

TENANT:

EARTHLINK NETWORK, INC.,
A Delaware corporation

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

                                    EXHIBIT A


                           FLOOR PLAN OF THE PREMISES


                                 See Attachment

                                    EXHIBIT B


                                PARKING FACILITY

                                 See Attachment

                                    EXHIBIT C

                              WORKLETTER AGREEMENT

         This Workletter Agreement ("Workletter") is attached to and a part of a certain Lease Agreement dated as of September 1, 1999 executed concurrently herewith by PRENTISS PROPERTIES NATOMAS, LP. as Landlord, and EARTHLINK NETWORK, INC., as Tenant, for the Premises as described therein (the "Lease").

         1. DEFINED TERMS. Capitalized terms used in this Workletter shall have the same meanings set forth in the Lease except as otherwise specified herein and except for terms capitalized in the ordinary course of punctuation. For purposes of this Workletter the following capitalized terms have the following meanings:

                  1.1. "Design Documents" means the layout plans and specifications for the real property improvements to be constructed by Tenant in the Premises which are the final product of the preliminary space planning and which include, among other things, all partitions, doors, HVAC (heating, ventilating and air conditioning systems) distribution, ceiling systems, light fixtures, plumbing installations, electrical installations and outlets, telephone installations and outlets, any other installations required by Tenant, fire and life-safety systems, wall finishes and floor coverings, whether to be newly installed or requiring changes from the as-is condition of the Premises as of the date of execution of the Lease, all in sufficient detail for Landlord's review;

                  1.2 "Construction Documents" means, collectively, (a) a copy of the proposed construction contract for the Tenant Improvements, (b) a written assignment of the construction contract, creating a prior perfected security interest in all of Tenant's rights thereunder in favor of Landlord and containing the written consent of Tenant's general contractor to the assignment, (c) a copy of the architect's contract for the Tenant Improvements, (d) a written assignment of the architect's contract, creating a prior perfected security interest in all of Tenant's rights thereunder in favor of Landlord and containing the written consent of Tenant's architect to the assignment, and (e) a list of all subcontractors and materials suppliers proposed to be used by Tenant in connection with the construction of the Tenant Improvements;

                  1.3 "Construction Drawings" means the final architectural plans and specifications, and engineering plans and specifications, for the real property improvements to be constructed by Tenant in the Premises in sufficient detail to be submitted for governmental approvals and building permits and to serve as the detailed construction drawings and specifications for the contractor, and shall include, among other things, all partitions, doors, HVAC (heating, ventilating and air conditioning systems) distribution, ceiling systems, light fixtures, plumbing installations, electrical installations and outlets, telephone installations and outlets, any other installations required by Tenant, fire and life-safety systems, wall finishes and floor coverings, whether to be newly installed or requiring changes from the as-is condition of the Premises as of the date of execution of the Lease;

                  1.4 "Schedule of Values" means the allocation of costs to the various portions of the work involved in the construction and installation of the Tenant Improvements and setting forth Tenant's reasonable, good faith estimate of the timing of Landlord's disbursements of the Tenant Improvement Allowance and the amount of each such disbursement;

                  1.5 "Tenant Improvements" means all real property improvements to be constructed by Tenant as shown on the Construction Drawings, as they may be modified as provided herein;

                  1.6 "Tenant Improvement Allowance" means an amount not in excess of $1,429,575.00 [$15.00 per rentable square feet of the Premises] to be paid by Landlord on account of all construction costs, space planning and design fees, architecture and engineering fees, permit fees and construction management fees incurred by Tenant in designing and constructing the Tenant Improvements. Tenant shall not be entitled to any cash payment, credit, offset or other benefit based on any excess of the Tenant Improvement Allowance over the actual costs of the construction and installation of the Tenant Improvements.

         2.       DEVELOPMENT OF PLANS

                  2.1 APPROVAL OF ARCHITECT AND CONTRACTOR. Tenant's architect, contractor, major suppliers and major subcontractors shall each be subject to the reasonable approval of Landlord. Landlord may request information about these entities, including financial statements and a summary of representative projects. Tenant shall use the Project's electrical, fire and life safety and HVAC contractors who will provide pricing competitive with the marketplace for such services. If the bids are not competitive, Landlord and Tenant shall agree on other electrical and HVAC contractors to bid the work. Tenant may designate the electrical contractor for the installation and modification of electrical work in the Premises provided that such electrical contractor shall work with the Project's electrical contractor to insure that all electrical work in the Building's systems is done to the satisfaction of Landlord.

                    2.2 APPROVAL OF CONTRACTORS. If Landlord does not approve the architect, contractor, any major subcontractor or major supplier, the parties shall negotiate in good faith to select another architect, contractor, subcontractor or materials supplier mutually acceptable to the parties. Landlord shall be entitled to withhold its approval of any entity or person, who, in Landlord's determination, is financially or otherwise professionally unqualified to design or construct the Tenant Improvements. In addition, in the event Landlord determines that a performance bond and labor and materials payment bond is necessary to ensure lien-free completion of the Tenant Improvements, Landlord may condition its approval of a contractor upon Tenant's obtaining such bonds, each in an amount equal to one hundred percent (100 %) of the estimated cost of the Tenant Improvements and in a form reasonably acceptable to Landlord. Notwithstanding the foregoing, Landlord's approval of any architect, contractor, subcontractor or materials supplier shall not constitute Landlord's representation or warranty that any such architect, contractor, subcontractor or supplier is in fact qualified to perform the Tenant Improvements.

                  2.3 DESIGN DOCUMENTS. Prior to Tenant's commencement of the construction of the Tenant Improvements, Tenant shall prepare the Design Documents and deliver them to

Landlord. Within five (5) business days following delivery of the Design Documents, Landlord shall approve the Design Documents or deliver to Tenant written notice of their disapproval which shall specify the changes that must be made to the Design Documents as a condition of Landlord's approval. Within five (5) business days following receipt of Landlord's notice of disapproval, Tenant shall deliver a revised set of Design Documents to Landlord which shall incorporate the changes specified in Landlord's notice of disapproval.

                  2.4 CONSTRUCTION DRAWINGS. As soon as the Design Documents are approved by Landlord, Tenant shall prepare the Construction Drawings that are consistent with and logical evolutions of the Design Documents and the Schedule of Values. The Construction Drawings and Schedule of Values shall be delivered to Landlord for approval. If Landlord does not approve the Construction Drawings and/or the Schedule of Values, Landlord shall deliver to Tenant, as soon as reasonably possible but within five (5) business days following receipt thereof, written notice of such disapproval. The notice shall specify the changes that must be made to the Construction Drawings and/or the Schedule of Values as a condition for obtaining Landlord's approval. Within five (5) business days following receipt of Landlord's notice of disapproval, Tenant shall deliver a revised set of Construction Drawings and/or Schedule of Values to Landlord, which incorporate the changes specified in Landlord's notice of disapproval. Landlord and Tenant shall each sign a copy of the approved Construction Drawings and Schedule of Values.

                  2.5 LANDLORD'S APPROVAL. If the Construction Drawings conform to the Design Documents and this Workletter, Landlord's approval shall not be unreasonably withheld. If the Construction Drawings show work requiring a modification or change to the shell of the Building, Landlord shall not be deemed unreasonable if Landlord disapproves such Construction Drawings or if Landlord conditions its consent to such Construction Drawings upon Tenant's paying to Landlord, prior to the commencement of construction, the full cost of modifying or changing the shell of the Building. Landlord may, at Landlord's option, have the Design Documents or the Construction Drawings reviewed by Landlord's architect, engineer and/or construction manager; provided, however, that any such review shall be performed within the time periods set forth above for Landlord's review of the Design Documents and the Construction Drawings. Tenant shall reimburse the cost of any such review to Landlord within ten (10) days following demand therefor by Landlord, to the extent reimbursable under the terms of this Workletter. In no event shall the approval by Landlord (or Landlord's architect, engineer or construction manager) of the Design Documents or the Construction Drawings constitute a representation or warranty by Landlord (or Landlord's architect, engineer or construction manager) of: (i) their accuracy, sufficiency or completeness for their intended purpose; (ii) the absence of design defects or construction flaws; or (iii) their compliance with applicable laws. Tenant agrees that Landlord (and Landlord's architect, engineer and construction manager) shall incur no liability by reason of its approval or disapproval of any item.

                  2.6 COMPLIANCE WITH LAWS. Tenant covenants, agrees, represents and warrants that the Design Documents and Construction Drawings
(i) shall be in a form satisfactory for filing with appropriate governmental authorities and (ii) shall conform to all applicable codes, rules, regulations and ordinances of all governing authorities, including all building codes and the ADA.

                  2.7 CHANGES. No changes shall be made to the Design Documents or the Construction Drawings without the prior written consent of Landlord. All change orders requested by Tenant shall be made in writing and shall specify any added or reduced cost resulting therefrom. Any change proposed by Tenant shall be approved or disapproved by Landlord within five
(5) business days following Landlord's receipt of detailed information pertaining to the proposed change. Landlord's failure to approve any proposed change within five (5) business days shall be deemed Landlord's disapproval thereof.

         3.       CONSTRUCTION OF TENANT IMPROVEMENTS

                  3.1 PERMITS AND APPROVALS. Tenant shall submit the Construction Drawings to all appropriate governmental agencies for approval and shall not commence construction or installation of the Tenant Improvements unless and until Tenant has obtained all necessary permits and approvals and has delivered copies of these documents to Landlord.

                  3.2 CONSTRUCTION DOCUMENTS. Prior to the commencement of construction and installation of the Tenant Improvements, Tenant shall submit to Landlord, for Landlord's approval, the Construction Documents. Within five
(5) business days following the delivery of all of the Construction Documents, Landlord shall approve such information or deliver to Tenant written notice of disapproval of all or any information contained therein. If Landlord does not approve the proposed construction contract, proposed form of subcontractor agreement or the proposed architect's contract for the Tenant Improvements, Landlord's notice shall specify the changes that must be made to these agreements as a condition of Landlord's approval. Within five
(5) business days following receipt of Landlord's notice of disapproval, Tenant shall deliver to Landlord revised copies of the proposed architect's and/or contractor's agreements and/or subcontractor's agreements which incorporate the specified changes. Following approval of the Construction Documents by Landlord, Tenant shall not materially amend, materially modify or terminate any of the Construction Documents without Landlord's prior written approval.

                  3.3 COMMENCEMENT AND COMPLETION OF CONSTRUCTION. Following Tenant's satisfaction of all of the requirements of Section 2 above and this
Section 3, Tenant shall commence construction and installation of the Tenant Improvements in accordance with the Construction Drawings and shall pursue the same diligently to completion. Tenant covenants to give Landlord at least ten (10) days' prior written notice of its commencement of construction or delivery of materials to the Premises to enable Landlord to post a notice of nonresponsibility respecting the Tenant Improvements.

                  3.4 BUILDING SYSTEMS. In no event shall Tenant interfere with the provision of heating, plumbing, electrical or mechanical system services to the Building, make any structural changes to the Building, make any changes to the heating, plumbing, electrical or mechanical systems of the Building, or make any changes to the Premises which would weaken or impair the structural integrity of the Building, alter the aesthetic appearance of the Building exterior, or which would affect any warranties applicable to the Building or any improvements constructed or installed by Landlord therein, without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion. If Tenant performs works that pertains to the structure of the building or the building's systems, Landlord may require Tenant to engage Landlord's structural engineer to design, supervise and monitor any construction work affecting either the Building systems or the structure of the Building.

                  3.5 INSPECTIONS. Landlord and its officers, agents or employees shall have the right at all reasonable times to enter upon the Premises and inspect the Tenant Improvements and to determine that the same are in conformity with the Construction Drawings and all of the requirements of this Workletter. Tenant acknowledges, however, that Landlord is under no obligation to supervise, inspect or inform Tenant of the progress of construction and Tenant agrees that it shall not rely upon Landlord to perform any of these activities. Neither the inspection rights granted to Landlord in this Workletter, nor the making of such inspections by Landlord, shall operate as a waiver of any rights of Landlord to require that the construction and installation of the Tenant Improvements conform with this Workletter, the Construction Drawings and all requirements of applicable law.

                  3.6 WALK-THROUGH OF TENANT IMPROVEMENTS. Within two (2) business days following the completion of the Tenant Improvements, Tenant shall notify Landlord and shall provide Landlord an opportunity to inspect the Tenant Improvements. Within seven (7) business days following Tenant's notice, Landlord (or its representative) shall walk-through and inspect Tenant's work on the Tenant Improvements and shall either approve Tenant's work or advise Tenant in writing of any defects or uncompleted items. Tenant shall promptly repair such defects or uncompleted items to Landlord's reasonable satisfaction. Landlord's approval of the Tenant Improvements, or Landlord's failure to advise Tenant of any defects or uncompleted items in the Tenant Improvements, shall not relieve Tenant of responsibility for constructing and installing the Tenant Improvements in accordance with the Construction Drawings, this Workletter and all applicable laws.

                  3.7 FINAL DOCUMENTS. Following completion of the Tenant Improvements, Tenant shall (a) obtain and deliver to Landlord a copy of the certificate of occupancy for the Tenant Improvements from the governmental agency having jurisdiction thereof; (b) promptly cause a notice of completion to be validly recorded for the Tenant Improvements; (c) furnish Landlord with unconditional waivers of lien in statutory form from all parties performing labor and/or supplying equipment and/or materials in connection with the Tenant Improvements, including Tenant's architect(s); (d) deliver to Landlord a certificate of Tenant's architect(s) certifying completion of the Tenant Improvements in substantial accordance with the Construction Drawings; (e) deliver to Landlord a certificate of Tenant's contractor(s) certifying completion of the Tenant Improvements in substantial accordance with the Construction Drawings; (f) deliver to Landlord a full set of reproducible as-built drawings (signed and dated by the contractor and each responsible subcontractor) for the Tenant Improvements; and (g) Tenant shall deliver to Landlord copies of all written construction and equipment warranties and manuals related to the Tenant Improvements.

         4.       PAYMENT OF COSTS OF TENANT IMPROVEMENTS.

                  4.1 TENANT'S COST. Any cost incurred in the design or construction of the Tenant Improvements in excess of the Tenant Improvement Allowance shall be borne by Tenant in accordance with the terms and conditions set forth below. The costs of the Tenant Improvements shall include the following items:

                           (a) The costs of the architect, contractor,
suppliers and subcontractors and any other consultants retained by Tenant in connection with the preparation of Design Documents and Constructions Drawings, including, engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

                           (b) All costs of obtaining from the City of
Sacramento and any other governmental authority, approvals, building permits and occupancy permits, if any;

                           (c) All costs of interior design and finish
schedule plans and specifications including as-built drawings;

                           (d) All costs of procuring, installing and
constructing the Tenant Improvements, including the cost of any services or utilities made available by Landlord and including telephone and cabling installation costs;

                           (e) All costs of designing, procuring,
constructing and installing Tenant Improvements in compliance with all applicable laws, including with all building codes and the ADA;

                           (f) All fees payable to Landlord's architectural
or engineering firm if they are required to review, monitor or design any portion of the Tenant Improvements; provided however that at the time that Landlord reviews Tenant's Construction Documents, Landlord shall inform Tenant of any such architects and engineers which it intends to engage and the estimated cost of such services; and,

                           (g) A construction management and supervision fee,
in an amount of up to $200.00 per hour for supervisory work performed by Landlord's in-house personnel ("Supervisory Fee"). The Supervisory Fee shall not exceed 3% of the actual total costs of the Tenant Improvements Costs.

         In no event shall the Tenant Improvement Allowance be used to pay any costs of procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, or other personal property to be used in the Premises by Tenant, which cost shall be paid by Tenant.

                  4.2 ESTIMATED TENANT IMPROVEMENT COST. Prior to the construction of the Tenant Improvements, Tenant shall cause its general contractor to submit an estimate of the total cost of constructing the Tenant Improvements. In the event that the aggregate of the cost estimated by Tenant's general contractor and the cost of designing the Tenant Improvements (collectively, the "Estimated Tenant Improvements Cost") exceeds the Tenant Improvement Allowance, Landlord and Tenant shall determine Landlord's share of the Estimated Tenant Improvements Cost ("Landlord's Share") and Tenant's share of the Estimated Tenant Improvements Cost ("Tenant's Share") as follows:

                           A. Landlord's Share shall be a fraction, the
numerator of which is the Tenant Improvement Allowance, and the denominator of which is the Estimated Tenant Improvements Cost.

                           B. Tenant's Share shall be a fraction, the
numerator of which is the portion of the Estimated Tenant Improvements Cost that exceeds the Tenant Improvement Allowance, and the denominator of which is the Estimated Tenant Improvements Cost.

                           C. If Tenant's Share is more than $25,000.00,
prior to the commencement of construction of the Tenant Improvements, Tenant shall deposit in with Landlord ("Tenant's Construction Account") funds equal to Tenant's Share. Tenant's Construction Account shall be used by Landlord only for the purpose of funding Tenant's Share of the Estimated Tenant Improvements Cost. In the event of any change order or other event which would increase the Estimated Tenant Improvements Cost, Tenant's Share shall be appropriately adjusted to reflect the increase, and Tenant shall promptly deposit sufficient funds with Landlord to equal the then outstanding unpaid amount of Tenant's Share of such increased amount.

                  4.3 PROCEDURE FOR DISBURSEMENT OF THE TENANT IMPROVEMENT ALLOWANCE. On or before the twenty-fifth (25th) day of each calendar month during the construction of the Tenant Improvements, but in no event more frequently than once every thirty (30) days, Tenant shall deliver to Landlord such invoices marked paid and other evidence as Landlord shall reasonably require of the cost of the design of the Tenant Improvements and the cost of the Tenant Improvements already constructed and Landlord shall pay within thirty (30) days of confirmation of such amount Landlord's Share and the portion of Tenant's Share from Tenant's Construction Account of each amount invoiced by Tenant's architect or Tenant's contractor; provided, however, that no invoices or other evidence shall not be submitted by Tenant to Landlord until all of the following, if appropriate, have occurred: (i) Landlord has reasonably and timely determined that all of the Tenant Improvements constructed to date have been satisfactorily completed in accordance with the Construction Documents, based upon certifications satisfactory to Landlord delivered by Tenant and Tenant's architect; and (ii) Tenant has delivered to Landlord unconditional partial lien releases from the general contractor and each subcontractor. Following substantial completion of the Tenant Improvements and prior to Landlord's final disbursement of the Tenant Improvement Allowance, Tenant shall comply with the requirements set forth in Section 3.8 above, together with the following: (a) Tenant shall have submitted to Landlord a cost breakdown of Tenant's final and total construction costs incurred in connection with the Tenant Improvements, together with receipted invoices showing evidence of full payment therefor;
(b) Tenant shall have completed Landlord's punchlist items, and (c) the Lease shall be in full force and effect and there shall exist no event of default under the Lease or this Workletter, and no condition, event or act which, with the passage of time or the giving of notice, or both, would constitute an event of default under the Lease or this Workletter.

                  5. RENT COMMENCEMENT DATE. Notwithstanding anything in this Workletter, Tenant shall commence payment of Rent on the Commencement Date of the Lease and all activities of Tenant under this Workletter are subject to and governed by all other provisions of the Lease, including without limitation, Tenant's indemnification and insurance obligations.

         6.       GENERAL REQUIREMENTS FOR CONSTRUCTION.

                  6.1 TENANT'S OBLIGATION TO CONSTRUCT. Tenant shall construct and install the Tenant Improvements in a good and workmanlike manner in accordance with the Construction Drawings, this Workletter and all applicable laws. Tenant shall be solely responsible for the payment of all cost and expenses related to the construction and installation of the Tenant Improvements, subject to reimbursement by Landlord as provided for in this Workletter.

                  6.2 TENANT'S ACCESS TO THE PREMISES. Tenant shall coordinate with the Building's project manager for access to the Premises and the scheduling of construction work. Tenant shall exercise due diligence and best efforts to ensure that Tenant's construction and installation of the Tenant Improvements does not unreasonably interfere with the use and enjoyment of other tenants of the Building or the Project. Landlord shall use commercially reasonable efforts to accommodate Tenant's scheduling of deliveries and construction activities.

                  6.3 COORDINATION OF CONSTRUCTION ACTIVITIES. If any shutdown of plumbing, electrical or air conditioning equipment of the Building becomes necessary during the course of construction of the Tenant Improvements, Tenant shall notify Landlord and Landlord and Tenant shall agree upon when, and upon what conditions, such shutdown may be made in order to cause the least disruption to other tenants in the Building. Any damage to the Building or the Project caused by Tenant or its contractor or subcontractors in connection with the construction of the Tenant Improvements shall be immediately repaired at Tenant's sole cost and expense.

                  6.4 PROTECTION AGAINST LIEN CLAIMS. Tenant agrees to fully pay and discharge all claims for labor done and materials and services furnished in connection with the construction of the Tenant Improvements, to diligently file or procure the filing of a valid notice of completion within ten (10) days following completion of construction of the Tenant Improvements, to diligently file or procure the filing of a notice of cessation upon any cessation of labor on the Tenant Improvements for a continuous period of thirty (30) days or more, and to take all reasonable steps to forestall the assertion of claims of lien against the Premises, the Building or the Project. Upon the request of Landlord, Tenant shall provide Landlord with satisfactory evidence of the release or removal (including removal by appropriate surety bond) of all liens recorded against the Premises, the Project, or any portion thereof, and all stop notices received by Tenant.

                  6.5 INDEMNIFICATION. Tenant shall, at Tenant's sole cost and expense, defend, indemnify, save and hold Landlord harmless from and against any and all claims, liabilities, demands, losses, expenses, damages or causes of actions (whether legal or equitable in nature) asserted by any person, firm, corporation, governmental body or agency or entity arising out of the construction of the Tenant Improvements. Tenant shall pay to Landlord upon demand all claims, judgments, damages, losses or expenses (including attorneys' fees) incurred by Landlord as a result of any legal action arising out of the construction of the Tenant Improvements. This indemnification shall be in addition to the insurance requirements set forth in the Lease and this Workletter and the obligations hereunder shall survive the expiration or termination of the Lease.

         7.       INSURANCE.

                  7.1 TENANT'S REQUIRED INSURANCE COVERAGE. At least five (5) days prior to the date Tenant commences construction of the Tenant Improvements, Tenant shall submit to Landlord evidence of (i) the insurance coverage required under Article 16 of the Lease; and (ii) broad form "Builder's Risk" property damage insurance with limits of not less than one hundred percent (100%) of the estimated value of the Tenant Improvements. All such policies shall provide that thirty (30) days' written notice must be given to Landlord prior to termination or cancellation. The insurance policies shall name Landlord and Landlord's property manager as additional insureds and shall provide that Landlord, although an additional insured, may recover for any loss suffered by Landlord or Landlord's agents by reason of the negligence of Tenant or Tenant's contractors, subcontractors and/or employees.

                  7.2 OTHER INSURANCE COVERAGE. At least five (5) business days prior to the date Tenant commences construction of the Tenant Improvements, Tenant shall deliver to Landlord certificates of insurance from the carrier(s) providing insurance to Tenant's contractor and Tenant's architect evidencing the following types of coverage in such amounts as are reasonably determined by Landlord to be necessary for the construction of the Tenant Improvements: (i) professional liability insurance; (ii) commercial general liability insurance; (iii) business automobile liability insurance;
(iv) workers' compensation insurance; and (v) umbrella liability insurance. The insurance specified in (i), (ii), (iii) and (v) above shall name Landlord and Landlord's property manager as additional insureds, and all such policies shall provide that thirty (30) days' written notice must be given to Landlord prior to termination or cancellation.

                  7.3 WAIVERS OF CLAIMS AGAINST LANDLORD. Tenant waives, and Tenant shall use best efforts to cause each of its architects, contractors, suppliers and subcontractors to waive, all rights to recover against Landlord and its agents, contractors and employees for any loss or damage arising from a cause covered by insurance required to be carried by Tenant hereunder and shall cause each respective insurer to waive all rights of subrogation against Landlord and its agents, contractors and employees in connection therewith to the same extent.

         8.       Default and Remedies.

                  8.1 DEFAULTS. Each of the following events shall constitute an event of default ("Default") under this Workletter:

                           (a) Failure by Tenant to commence and/or complete
construction and installation of the Tenant Improvements in accordance with the terms and conditions set forth in this Workletter or the failure by Tenant to comply with any of the covenants, provisions or conditions of this Workletter;

                           (b) Substantive deviations in construction from
the Construction Drawings (as determined by Landlord or its representative) without the approval of Landlord, the appearance of defective workmanship or materials in the construction of the Tenant Improvements which are not corrected by Tenant within thirty (30) days after notice from Landlord (or if the defect is such that it cannot reasonably be corrected within said thirty
(30) day period, the correction of such defect is not initiated by Tenant within said thirty (30) day period and thereafter prosecuted diligently to completion); and

                           (c) The default or breach by Tenant of any
provision of the Lease.

         8.2 REMEDIES. In the event of a Default by Tenant under this Workletter, Landlord shall thereafter have no further obligation to disburse any portion of the Tenant Improvement Allowance unless and until such Default is cured. Any such Default shall be a default under the Lease and shall entitle Landlord to exercise all remedies set forth in the Lease. In addition, upon the occurrence of a Default, Landlord shall have the right (but not the obligation), at Tenant's sole cost and expense, to enter upon the Premises and take over and complete construction and installation only as to those areas where the construction or installation of the Tenant Improvements has been commenced and such other areas to the extent necessary to relet the Premises, and to make disbursements from the Tenant Improvement Allowance toward completion of the Tenant Improvements. In connection with undertaking such work, Landlord may discharge or replace the contractors or subcontractors performing such work. Where substantial deviations from the Construction Drawings have occurred which have not been approved by Landlord, or defective or unworkmanlike labor or materials are being used in construction of the Tenant Improvements, Landlord shall have the right to demand that such labor or materials be corrected, and if the same are not so corrected, shall have the right to immediately order the stoppage of all construction until such condition is corrected, until the defective work is corrected to Landlord's satisfaction.

         9. FORCE AND EFFECT. The terms and conditions of this Workletter supplement the Lease and shall be construed to be a part of the Lease and are incorporated in the Lease. Without limiting the generality of the foregoing, any default by any party hereunder shall have the same force and effect as a default under the Lease. Should any inconsistency arise between this Workletter and the Lease as to the specific matters that are the subject of this Workletter, the terms and conditions of this Workletter shall control.

                                     EXHIBIT D

                           FORM OF COMMENCEMENT NOTICE


This Commencement Notice is delivered this ______ day of _______________, 1999, by Prentiss Properties Natomas, L.P., a Delaware limited partnership ("Landlord") to Earthlink Network, Inc., a Delaware corporation ("Tenant"), pursuant to the provisions of Section 3.03 of that certain Lease Agreement (the "Lease") dated _______________, 19_____, by and between Landlord and Tenant covering certain space in the Building known as ____________________. All terms used herein with their initial letter capitalized shall have the meaning assigned to such terms in the Lease.

                              W I T N E S S E T H:


The Premises, and all other improvements required to be constructed and furnished by Landlord in accordance with the terms of the Lease have been satisfactorily completed by the Landlord and accepted by the Tenant.

The Premises have been delivered to, and accepted by, the Tenant, subject to the completion of "punch list" items.

The Commencement Date of the Lease is the ______ day of _______________, 19_____, and the Expiration Date is the ______ day of _______________, 19__.

The Base Rent is $_______________ per annum, payable in monthly installments of $_______________, subject, however, to the provisions of the Lease relating to adjustments of Tenant's Operating Costs Payment.

Remittance of the foregoing payments shall be made on the first day of each month in accordance with the terms and conditions of the Lease at the following address:

                            Prentiss Properties Natomas, L.P.
                            135 S. LaSalle Street, Dept. 4512
                            Chicago, IL 60674-4512

         IN WITNESS WHEREOF, this instrument has been duly executed by Landlord as of the date first written above.

LANDLORD:

PRENTISS PROPERTIES NATOMAS, L.P.,
a Delaware limited partnership

By:      Prentiss Properties Natomas Inc.
         a Delaware corporation,
         general partner

         By:_______________
         Name:_____________
         Title:____________



         By:_______________
         Name:_____________
         Title:____________


CONFIRMED AND AGREED

TENANT: EARTHLINK NETWORK, INC.,
A Delaware corporation

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

                            EXHIBIT - DO NOT EXECUTE

                                   EXHIBIT E-1

                                    SERVICES
                            JANITORIAL SPECIFICATIONS
                                 SEE ATTACHMENT

                                   EXHIBIT E-2

                                    SERVICES
                               SECURITY GUIDELINES


Hours of Service:

         Adam 1:              0700 - 1500 Hours, Sunday through Saturday

                              1500 - 2300 Hours, Sunday through Saturday

                              2300 - 0700 Hours, Sunday through Saturday

* (Monday through Friday this position is the Site Supervisor; Saturday and Sunday this position is a regular officer)

         Adam 2:              0700 - 1500 Hours, Sunday through Saturday

                              1500 - 2300 Hours, Sunday through Saturday

                              2300 - 0700 Hours, Sunday through Saturday


         Adam 3:              1630 - 0030 Hours, Monday through Friday (overlap)


These hours are subject to change in order to meet the needs of the property.



BASIC DUTIES

Exterior/Interior Foot Patrol and Motor Patrol of Natomas Corporate Center

Parking/Speed Control in and around property during business hours (including processing parking citations)

Walkdown/Lockdown Inspections of Property

Occasional security escort of employees from property to vehicles after hours (request basis)

                                   EXHIBIT E-3

                                    SERVICES
                           UTILITY ALLOCATION FORMULA

                                 SEE ATTACHMENT

                                    EXHIBIT F



              FORM OF SUBORDINATION, NONDISTURBANCE AND ATTORNMENT
                                   AGREEMENT

                                 SEE ATTACHMENT

                                    EXHIBIT G

                                ACQUIRED PROPERTY

                                 SEE ATTACHMENT

                                    EXHIBIT H


                              RULES AND REGULATIONS


         1. Sidewalks, doorways, vestibules, halls, stairways and similar areas shall not be obstructed by tenants or their officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the Premises and for going from one part of the Building to another part of the Building.

         2. Plumbing fixtures and appliances shall be used only for the purpose for which constructed, and no sweepings, rubbish, rags, or other unsuitable material shall be thrown or placed therein. The cost of repairing any stoppage or damage resulting to any such fixtures or appliances from misuse on the part of a tenant or such tenant's officers, agents, servants, and employees shall be paid by such tenant.

         3. No signs, posters, advertisements, or notices shall be painted or affixed on any of the windows or doors, or other part of the Building, except of such color, size, and style, and in such places, as shall be first approved in writing by the building manager. No nails, hooks, or screws shall be driven into or inserted in any part of the structural portion Building, except by Building maintenance personnel provided that Tenant may hang pictures and decorative items in its Premises.

         4. Directories will be placed by Landlord, at Landlord's own expense, in conspicuous places in the Building. No other directories shall be permitted.

         5. The Premises shall not be used for conducting any barter, trade, or exchange of goods or sale through promotional give-away gimmicks or any business involving the sale of second-hand goods, insurance salvage stock, or fire sale stock, and shall not be used for any auction or pawnshop business, any fire sale, bankruptcy sale, going-out-of-business sale, moving sale, bulk sale, or any other business which, because of merchandising methods or otherwise, would tend to lower the first-class character of the Building.

         6. Tenants shall not do anything, or permit anything to be done, in or about the Building, or bring or keep anything therein, that will in any way increase the possibility of fire or other casualty or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything in conflict with the valid pertinent laws, rules, or regulations of any governmental authority.

         7. Tenant shall not place a load upon any floor of the premises which exceeds to floor load per square foot which such floor was designed to carry or which is allowed by applicable building code. Landlord may prescribe the weight and position of all safes and heavy installations which Tenant desires to place in the premises so as properly to distribute the weight thereof. All damage done to the Building by the improper placing of heavy items which overstress the floor will be repaired at the sole expense of the Tenant.

         8. A tenant shall notify the building manager when safes or other heavy equipment are to be taken into or out of the Building. Moving of such items shall be done under the supervision of the building manager, after receiving written permission from him/her.

         9. Corridor doors, when not in use, shall be kept closed.

         10. All deliveries must be made via the service entrance and service elevators during normal business hours or as otherwise directed or scheduled by Landlord. Prior approval must be obtained from Landlord for any deliveries that must be received after normal business hours.

         11. Each tenant shall cooperate with building employees in keeping the premises neat and clean.

         12. Nothing shall be swept or thrown into the corridors, halls, elevator shafts, or stairways. No birds, animals, or reptiles, or any other creatures, shall be brought into or kept in or about the building.

         13. Should a tenant require telegraphic, telephonic, annunciator, or any other communication service, Landlord will direct the electricians and installers where and how the wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct.

         14. Tenants shall not make or permit any improper noises in the Building, or otherwise interfere in any way with other tenants or persons having business with them.

         15. No equipment of any kind shall be operated on the premises that could in any way annoy any other tenant or impair any Building systems in the Building without written consent of Landlord.

         16. Business machines and mechanical equipment belonging to Tenant which cause noise and/or vibration that my be transmitted to the structure of the Building or to any leased space so as to be objectionable to Landlord or any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, in setting of cork, rubber, or spring type noise and/or vibration eliminators sufficient to eliminate vibration and/or noise.

         17. Tenants shall not use or keep in the Building any inflammable or explosive fluid or substance, or any illuminating material, unless it is battery powered, UL approved. Notwithstanding the foregoing, Tenant may keep customary amounts of materials customarily used in office environments, such as cleaning fluids, copying machine inks, etc.

         18. Tenants employees or agents, or anyone else who desires to enter the Building after normal business hours, may be required to provide appropriate identification and sign in upon entry, and sign out upon leaving, giving the location during such person's stay and such person's time of arrival and departure, and shall otherwise comply with any reasonable access control procedures as Landlord may from time to time institute.

         19. Landlord has the right to evacuate the Building in event of emergency or catastrophe or as a drill.

         20. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant, before occupying the Premises, shall procure and maintain such license or permit and submit it for Landlord's inspection. Tenant shall at all times comply with the terms of any such license or permit.

         21. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and street address of the Building.

         22. No animals shall be brought into the Building other than those required by law (eg, seeing eye dogs).

         23. Landlord reserves the right to rescind any of these Rules and Regulations and make such other and further rules and regulations not inconsistent with the express terms of the lease as in the judgment of Landlord shall from time to time be needed for the safety, protection, care, and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees, and invitees, which Rules and Regulations when made and notice thereof given to a tenant shall be binding upon him in like manner as if originally herein prescribed; provided that such new Rules and Regulations shall not reduce the rights of Tenant hereunder in a manner which is more than de minimus. In the event of any conflict, inconsistency, or other difference between the terms and provisions of these Rules and Regulations, as now or hereafter in effect and the terms and provisions of any lease now or hereafter in effect between Landlord and any tenant in the Building, Landlord shall have the right to rely on the term or provision in either such lease or such Rules and Regulations which is most restrictive on such tenant and most favorable to Landlord. Notwithstanding the foregoing, Landlord shall apply the Rules and Regulations consistently with respect to tenants in the Building and in a nondiscriminatory manner.